                                                                    Exhibit 99.1


National City (R)                                  National City Corporation
                                                   National City Center
                                                   Post Office Box 5756
                                                   Cleveland, OH  44101-0756
                                                   216-222-2000


                                                                    NEWS RELEASE

FOR MORE INFORMATION CONTACT:

     Derek Green                                                  Thomas Koch
     Vice President & Manager of Investor Relations               Sr. Vice President & Media Relations Manager
     (216) 222-9849                                               (216) 222-8202


         www.nationalcity.com                         FOR IMMEDIATE RELEASE
         --------------------


               NATIONAL CITY REPORTS RECORD FIRST QUARTER EARNINGS
               ---------------------------------------------------
          REVENUE, NET INCOME, EARNINGS PER SHARE REACH ALL-TIME HIGHS
          ------------------------------------------------------------

-  NET INCOME OF $446.1 MILLION, UP 33%
-  EARNINGS PER SHARE OF $.73, HIGHEST EVER
-  NET INTEREST INCOME TOPPED $1.0 BILLION, UP 29%
-  TOTAL REVENUE UP 19%, TO $1.7 BILLION
- CUSTOMER BRAND PROMISE DRIVES INVESTMENTS IN HUMAN CAPITAL, TECHNOLOGY, AND SERVICE QUALITY
-  CONTINUED PROGRESS ON CUSTOMER ATTRACTION AND RETENTION INITIATIVES
-  PRUDENT MANAGEMENT OF CREDIT ISSUES - CAUTIOUSLY OPTIMISTIC OUTLOOK

         CLEVELAND, April 18, 2002--National City Corporation (NYSE: NCC) today reported first quarter 2002 net income of $446.1 million, or $.73 per diluted share, up from $335.4 million, or $.55 per diluted share in the first quarter of 2001. Returns on average common equity and assets for first quarter 2002 reached 24.0% and 1.77%, respectively, compared to 20.5% and 1.55% a year ago.

CHAIRMAN'S REMARKS

          Chairman and CEO David A. Daberko commented, "We are very pleased with the substantial revenue momentum of the first quarter. Our record performance is testament to the investments we have made in our core mortgage, processing, and banking businesses. We continue


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
to make targeted investments in human capital, state-of-the-art technology, better products, and service quality to ensure National City will deliver on its customer brand promise. National City's long-term growth is our highest priority, and each of our business units is executing along clearly defined and focused growth strategies."

         Daberko further added, "The blockbuster performance of our mortgage banking business this business cycle provided us with the capacity to produce record-breaking financial results while we prudently addressed credit issues. As expected, we experienced an increase in problem loans and losses in certain commercial credits as well as in sub-segments of our residential loan portfolio. In the first quarter, we again actively targeted the identification and disposition of troubled leveraged commercial credits and mortgage loans. The level of new problem loans being identified has slowed and we have recently seen stable to improving delinquency trends. We expect loan losses to decline sequentially over the remaining quarters of this year."

         Daberko concluded, "We are making fundamental progress across the company. Credit costs rise and fall throughout business cycles and mortgage profits are sensitive to interest rates, but our primary focus is strong execution and performance improvement within each business line. The investments we are making today position the Corporation to achieve sustained long-term revenue and earnings growth. At this time, we expect to achieve earnings of at least $2.50 per share in 2002, slightly ahead of the recent First Call consensus of analyst estimates. The major variables with respect to our near-term financial performance are credit quality and general business conditions, including the timing and strength of an economic recovery. Regardless of the economic landscape, we stand firmly committed to creating shareholder value through enriching our customer relationships and delivering on the National City brand promise."

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

RECORD-BREAKING NET INTEREST INCOME AND STRONG MARGIN AMONG QUARTER'S HIGHLIGHTS

         Tax-equivalent net interest income surpassed $1.0 billion for the first quarter, up 29.0% over 2001's first quarter. An improved asset and funding mix, better loan spreads, and progress in deposit gathering led to a meaningful increase in the net interest margin. This quarter's 4.36% net interest margin propelled the growth in net interest income adding to the momentum gained from solid mortgage and home equity loan volumes.

RETAIL DEPOSIT AND LOAN GROWTH

         Steady progress in reinvigorating the retail bank has led to greater retail customer attraction and retention. Account attrition has declined sharply and the Corporation is now experiencing growth in net account openings. This success reflects improved staffing and service, better products, and more aggressive promotion. In addition, retail deposit migration initiatives have been successful in upgrading customers to deposit products most suitable to their needs, promoting longer-term customer satisfaction and retention.

         Commercial loan activity continued to be sluggish, but consumer and mortgage loan volumes were relatively strong. The low interest rate environment combined with a strong housing market drove unprecedented demand for home mortgage financing last year. Although real estate mortgage loan production slowed from the fourth quarter high, it continued at a robust pace in the first quarter of 2002 with the quarter-end pipeline and the spring home buying season promising to deliver healthy second quarter production. Average mortgage loans held for sale were $13.9 billion in the first quarter of 2002, up from $11.4 billion last quarter and $3.5 billion in the first quarter a year ago. Conforming residential mortgage loan originations were $14.4 billion for the 2002 first quarter, compared to $20.3 billion last quarter and $8.9 billion in the first quarter of 2001. Nonconforming mortgage loans generated by the First Franklin subsidiary were $2.0 billion in the 2002 first quarter, exceeding $1.8 billion last quarter and $1.0 billion in the first quarter a year ago. During the first


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
quarter, the Corporation securitized $425.0 million of credit card receivables and $1.1 billion of automobile loans. Adjusting for securitizations, average first quarter loans were up 5% over the prior year.

MORTGAGE BANKING LIFTS FEE INCOME, SUPPORTED BY ASSET MANAGEMENT AND BASIC BANKING BUSINESSES

         Fees and other income for the first quarter of 2002 were $690.9 million, up from $655.3 million in the 2001 fourth quarter and $598.5 million in the 2001 first quarter.

         On a linked-quarter basis, mortgage banking revenue lifted fee income, driven by record first quarter sales and strong production income. The asset management businesses boasted 6.9% linked-quarter revenue growth attributable to new account acquisition, improved equity markets last quarter, and seasonal tax preparation fees. Although new customer acquisition success was also abundant in the item processing business, the sequential-quarter decline in item processing revenue resulted from a seasonally strong fourth quarter propelled by holiday transaction volumes. Seasonal factors combined with the first quarter 2002 credit card securitization principally led to the decline in card-related fees. The collective combination of secondary market mortgage sales, new mortgage loan production, higher servicing fees on National City's residential loan servicing portfolio, and the recovery of servicing asset impairment delivered sizable growth in mortgage banking revenue. The continued record level of originations in the first quarter kept the Corporation's warehouse of mortgage loans held for sale at a historically high level of $12.3 billion at the end of the first quarter. As these loans are sold into the secondary market, additional production revenue will be realized. Revenue resulting from the risk management activities associated with protecting the value of the Corporation's mortgage servicing assets also affected the linked-quarter and year-over-year comparison of fee income.


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

         Other noninterest income included first quarter 2002 securitization gains of $24.8 million on $425.0 million of credit card receivables and $25.3 million on $1.1 billion of automobile loans. In comparison, there was a first quarter 2001 securitization gain of $20.6 million on $425.0 million of credit card receivables.

BANK STOCK FUND INVESTMENTS

         The Corporation continued to realize gains from its bank stock investments. The bank stock fund is managed opportunistically, with the degree of market strength and industry consolidation affecting the comparability of achieved results between periods. In the first quarter of 2002, bank stock gains, included in securities gains, totaled $48.4 million, compared to $84.9 million in the first quarter a year ago. There were no gains realized during the 2001 fourth quarter. Net unrealized gains in the bank stock fund portfolio were $23.9 million at March 31, 2002.

EFFECTIVE COST MANAGEMENT BALANCED WITH VOLUME-RELATED GROWTH AND TARGETED SPENDING

         Noninterest expense was $874.9 million for the first quarter, compared to $884.3 million for the fourth quarter and $805.0 million for the first quarter of 2001. Affecting the linked-quarter comparison of noninterest expense were higher marketing expenses associated with the Corporation's brand awareness campaign, substantially offset by lower intangible amortization expense resulting from adoption of a new accounting standard in 2002. Contributing most significantly to the year-over-year quarterly increase in noninterest expense were higher card processing, personnel, brand marketing, third party, and operational costs, partially offset by lower intangible amortization expense. The Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, effective January 1, 2002. Application of the nonamortization provisions of this standard lowered the first quarter's noninterest expense by approximately $16 million, or $.02 per share after tax. There was no impairment recorded as a result of the transitional impairment tests required by SFAS 142.


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

         Noninterest expense in the first quarter of 2002 also included a $13.2 million charge to reflect declines in estimated automobile lease residual values, versus a $13.4 million charge in the fourth quarter and $33.5 million in the first quarter a year ago. The Corporation ceased origination of new automobile leases in December 2000.

         Consistent with its focus on long-term sustainable growth, the Corporation continues to invest heavily in increased training, expanded product offerings, enhanced service quality, and targeted technology investment, and also to pursue process improvement initiatives across all businesses. These efforts are intended to improve productivity and take advantage of current technology to deliver a broader array of products and higher levels of satisfaction to our customers.

CREDIT QUALITY

         Net charge-offs and nonperforming assets increased over prior periods due principally to deterioration in leveraged commercial credits and certain sub-segments of residential mortgage loans.

         Net charge-offs in the first quarter of 2002 were 1.08% of average portfolio loans, compared to .85% last quarter and .51% in the first quarter a year ago. Net charge-offs included $9.1 million of interest accrued last year on loans placed on nonaccrual status during the first quarter of 2002. At March 31, 2002, the allowance for loan losses stood at $1.0 billion, or 1.47% of loans, relatively unchanged from $997.3 million, or 1.47% of loans at December 31, 2001, although strengthened from $929.7 million, or 1.39% of loans a year earlier. At March 31, 2002, nonperforming assets were $715.6 million, compared to $658.3 million at December 31, 2001 and $447.1 million at March 31, 2001. As a percentage of loans and other real estate, nonperforming assets were 1.05% at March 31, 2002, compared to .97% at December 31, 2001 and .67% a year ago.


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

         At March 31, 2002, total assets were $100.1 billion and total stockholders' equity was $7.7 billion. As of March 31, 2002, equity as a percentage of assets was 7.67% and tangible common equity as a percentage of tangible assets was 6.58%.

         Mr. Daberko's remarks contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions, unforeseen credit problems, and the Corporation's ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

         Mr. Daberko, along with Jeffrey D. Kelly, chief financial officer, and Robert J. Ondercik, chief credit officer, will host a conference call today at 9:00 a.m. Eastern Daylight Time to discuss the first quarter results and National City's outlook for 2002. Individual investors and the media are invited to participate in a listen-only mode by calling (888) 428-4474 beginning at 8:45 a.m. Eastern Daylight Time. Supplemental materials are accessible through National City's website, www.nationalcity.com. A replay of the conference call will also be available beginning today at 2:30 p.m. Eastern Daylight Time through 11:59 p.m. Eastern Daylight Time Sunday, April 21, 2002, by calling
(800) 475-6701 using the confirmation code 605324.

         National City Corporation, headquartered in Cleveland, Ohio, is one of the nation's largest financial holding companies. As of March 31, 2002, National City had total assets of $100 billion and total deposits of $58 billion. The company operates through an extensive distribution network in Ohio, Michigan, Pennsylvania, Indiana, Kentucky, and Illinois and also serves customers in selected markets nationally. Its primary businesses include commercial and retail banking, consumer finance, asset management, mortgage financing and servicing, and card processing.

                                     (more)

                                    UNAUDITED

                            National City Corporation
                              Financial Highlights
                 (Dollars in Millions, Except Per Share Amounts)


                                               2002                             2001
                                            ---------     -----------------------------------------------       1Q02/
                                              First        Fourth         Third      Second       First         1Q01
                                             Quarter       Quarter       Quarter     Quarter     Quarter       Change
                                            ---------     ---------     ---------   ---------   ---------     ---------
EARNINGS:
Tax-equivalent net interest
  income ..............................     $1,005.3      $  952.7      $  905.3     $ 835.0     $ 779.2         29.0%
Provision for loan losses .............        188.6         209.0         160.0       152.9        83.4        126.3
Fees and other income .................        690.9         655.3         597.2       682.0       598.5         15.4
Securities gains, net .................         53.5          18.5          21.2        17.0        88.1        (39.3)
Noninterest expense ...................        874.9         884.3         815.5       840.1       805.0          8.7
Income tax expense and tax-
  equivalent adjustment ...............        240.1         186.6         191.6       191.5       242.0         (0.8)
Net income ............................     $  446.1      $  346.6      $  356.6     $ 349.5     $ 335.4         33.0

PER COMMON SHARE:
  Net income
      Basic ...........................     $    .73      $    .57      $    .59     $   .58     $   .56         30.4%
      Diluted .........................          .73           .57           .58         .57         .55         32.7
  Dividends paid ......................         .295          .295          .295        .285        .285          3.5
  Book value ..........................        12.61         12.15         11.87       11.52       11.19         12.7
  Market value (close) ................        30.76         29.24         29.95       30.78       26.75         15.0
  Average shares
      Basic ...........................       607.82        606.94        605.01      601.53      600.89          1.2
      Diluted .........................       614.04        612.98        613.83      610.78      610.10          0.6

PERFORMANCE RATIOS:
Return on average
  common equity .......................        24.03%        18.76%        19.95%      20.47%      20.52%         351 bps
Return on average assets ..............         1.77          1.40          1.50        1.52        1.55           22
Net interest margin ...................         4.36          4.25          4.20        3.98        3.92           44
Efficiency ratio ......................        51.58         55.00         54.27       55.38       58.43         (685)

AT PERIOD END:
Assets ................................     $100,078      $105,817      $ 96,180     $94,440     $90,818         10.2%
Loans .................................       68,089        68,041        69,279      68,004      66,673          2.1
Loans held for sale or securitization .       12,296        16,831         8,769       8,413       5,883        109.0
Securities (at fair value) ............        9,036         9,859         8,539       8,758       9,468         (4.6)
Deposits ..............................       58,301        63,130        60,130      58,018      55,854          4.4
Stockholders' equity ..................        7,672         7,381         7,202       6,980       6,754         13.6
Equity to assets ......................         7.67          6.98          7.49%       7.39%       7.44%         3.1
Tangible common equity to
  tangible assets .....................         6.58          5.94          6.32        6.16        6.19          6.3
Common shares outstanding .............       608.40        607.35        606.01      603.09      600.75          1.3

ASSET QUALITY:
Net charge-offs to average
  loans (annualized) ..................         1.08%          .85%          .81%        .55%        .51%          57 bps
Allowance for loan losses as a
  percentage of period-end loans ......         1.47          1.47          1.46        1.46        1.39            8
Nonperforming assets to
  period-end loans and OREO ...........         1.05           .97           .94         .75         .67           38

======================================================================================================================

SFAS 142 PRO FORMA INFORMATION: (a)
Goodwill amortization
   Pretax .............................     $      -      $   16.5      $   16.6     $  16.3     $  16.3
   After tax ..........................            -          14.1          14.2        14.0        14.0
Noninterest expense - adjusted ........        874.9         867.8         798.9       823.8       788.7
Net income - adjusted .................        446.1         360.7         370.8       363.5       349.4
Diluted net income per common
   share - adjusted ...................          .73           .59           .60         .60         .57
Pro forma increase to diluted
   net income per common share ........            -           .02           .02         .03         .02


(a) On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the Consolidated Statement of Income. This pro forma information is presented for comparative purposes only.

                                    UNAUDITED

                            National City Corporation
                        Consolidated Statements of Income
                (Dollars in Thousands, Except Per Share Amounts)

                                                   2002                               2001
                                               ----------     -------------------------------------------------------
                                                  First        Fourth          Third         Second          First
                                                 Quarter       Quarter        Quarter        Quarter        Quarter
                                               ----------     ----------     ----------     ----------     ----------
Interest Income:
 Loans ...................................     $1,351,519     $1,393,435     $1,481,124     $1,482,738     $1,506,488
 Securities:
  Taxable ................................        124,984         96,563        102,804        111,731        122,017
  Exempt from Federal income taxes .......          9,291          9,580          9,786         10,115         10,319
  Dividends ..............................          8,507          9,674         11,651         12,730         11,146
 Federal funds sold and security
   resale agreements .....................            518            665          1,188            848          1,616
 Other investments .......................          8,807          5,096          7,677          7,536          8,225
                                               ----------     ----------     ----------     ----------     ----------
   Total interest income .................      1,503,626      1,515,013      1,614,230      1,625,698      1,659,811

Interest Expense:
 Deposits ................................        301,244        352,666        435,247        483,760        506,058
 Federal funds borrowed and
   security repurchase agreements ........         41,929         47,180         73,710         86,538         89,946
 Borrowed funds ..........................         13,256         10,753         11,834         14,133         27,267
 Long-term debt and capital securities ...        149,680        160,067        196,899        214,597        265,248
                                               ----------     ----------     ----------     ----------     ----------
   Total interest expense ................        506,109        570,666        717,690        799,028        888,519
                                               ----------     ----------     ----------     ----------     ----------

   Net interest income ...................        997,517        944,347        896,540        826,670        771,292
 Provision for loan losses ...............        188,640        209,000        160,000        152,923         83,372
                                               ----------     ----------     ----------     ----------     ----------
   Net interest income after
    provision for loan losses ............        808,877        735,347        736,540        673,747        687,920

Noninterest Income:
 Mortgage banking revenue ................        195,217        160,176        125,786        114,924        124,426
 Deposit service charges .................        118,787        122,718        117,336        117,466        111,806
 Card processing revenue .................        108,841        122,169        120,293        115,724        106,441
 Trust and investment management fees ....         77,575         72,542         79,410         86,023         81,850
 Card-related fees .......................         32,136         43,603         42,610         38,569         44,671
 Other ...................................        158,305        134,066        111,857        209,209        129,346
                                               ----------     ----------     ----------     ----------     ----------
   Total fees and other income ...........        690,861        655,274        597,292        681,915        598,540
 Securities gains, net ...................         53,532         18,543         21,193         16,936         88,130
                                               ----------     ----------     ----------     ----------     ----------
   Total noninterest income ..............        744,393        673,817        618,485        698,851        686,670

Noninterest Expense:
 Salaries, benefits, and other personnel .        444,328        448,945        418,138        432,833        410,393
 Equipment ...............................         62,299         64,658         53,549         60,747         60,002
 Net occupancy ...........................         54,824         53,567         52,190         53,544         53,479
 Third-party services ....................         53,585         60,327         49,871         49,963         43,601
 Other ...................................        259,853        256,818        241,714        243,015        237,522
                                               ----------     ----------     ----------     ----------     ----------
   Total noninterest expense .............        874,889        884,315        815,462        840,102        804,997
                                               ----------     ----------     ----------     ----------     ----------

Income before income tax expense .........        678,381        524,849        539,563        532,496        569,593
Income tax expense .......................        232,250        178,264        182,945        182,994        234,190
                                               ----------     ----------     ----------     ----------     ----------
   Net income ............................     $  446,131     $  346,585     $  356,618     $  349,502     $  335,403
                                               ==========     ==========     ==========     ==========     ==========


Net Income Per Common Share:
   Basic .................................     $      .73     $      .57     $      .59     $      .58     $      .56
   Diluted ...............................            .73            .57            .58            .57            .55

                                    UNAUDITED

                            National City Corporation
                     Consolidated Period-End Balance Sheets
                             (Dollars in Thousands)

                                                           2002                                   2001
                                                       ------------    -----------------------------------------------------------
                                                          First          Fourth           Third         Second           First
Assets                                                   Quarter         Quarter         Quarter        Quarter         Quarter
                                                       ------------    ------------    -----------    -----------    -------------
  Loans:
    Commercial .....................................   $ 25,733,598    $ 26,752,115    $27,614,020    $27,693,335    $  27,397,956
    Real estate - commercial .......................      7,868,692       7,281,268      6,942,914      6,734,448        6,625,035
    Real estate - residential ......................     15,215,099      14,763,546     14,570,015     13,818,303       13,502,846
    Consumer .......................................     11,220,717      11,548,785     12,468,019     12,417,440       12,140,385
    Credit card ....................................      1,731,075       1,867,053      2,200,004      2,195,596        2,092,678
    Home equity ....................................      6,320,135       5,827,879      5,483,648      5,144,385        4,913,701
                                                       ------------    ------------    -----------    -----------    -------------
      Total loans ..................................     68,089,316      68,040,646     69,278,620     68,003,507       66,672,601
    Allowance for loan losses ......................     (1,000,043)       (997,331)    (1,008,390)      (989,936)        (929,679)
                                                       ------------    ------------    -----------    -----------    -------------
      Net loans ....................................     67,089,273      67,043,315     68,270,230     67,013,571       65,742,922
  Loans held for sale or securitization:
    Commercial loans held for sale .................              -          50,959        165,909              -                -
    Mortgage loans held for sale ...................     12,296,059      15,553,297      8,602,615      8,412,730        5,882,521
    Automobile loans held for securitization .......              -         824,434              -              -                -
    Credit card loans held for securitization ......              -         402,305              -              -                -
                                                       ------------    ------------    -----------    -----------    -------------
      Total loans held for sale or securitization ..     12,296,059      16,830,995      8,768,524      8,412,730        5,882,521
  Securities available for sale, at fair value .....      9,036,019       9,858,868      8,538,644      8,758,250        9,468,365
  Federal funds sold and security resale
    agreements .....................................         67,994         171,498         71,170        103,320            4,460
  Other investments ................................        744,981         432,861        391,011        541,043          529,766
  Cash and demand balances due from banks ..........      2,859,394       4,403,962      3,701,290      3,468,695        3,314,336
  Properties and equipment .........................      1,059,445       1,084,106      1,070,554      1,070,186        1,066,295
  Accrued income and other assets ..................      6,924,519       5,991,095      5,368,451      5,071,958        4,809,268
                                                       ------------    ------------    -----------    -----------    -------------
      Total Assets .................................   $100,077,684    $105,816,700    $96,179,874    $94,439,753    $  90,817,933
                                                       ============    ============    ===========    ===========    =============

Liabilities
  Deposits:
    Noninterest bearing deposits ...................   $ 12,600,160    $ 14,823,277    $11,928,824    $11,988,114    $  11,563,466
    NOW and money market accounts ..................     19,786,170      19,501,137     18,792,722     18,101,899       17,703,959
    Savings accounts ...............................      2,629,316       2,608,565      2,624,591      2,703,807        2,799,732
    Consumer time deposits .........................     15,180,008      14,962,150     15,101,268     15,312,780       15,670,865
    Other deposits .................................      3,837,062       5,332,874      6,111,936      6,021,327        5,971,041
    Foreign deposits ...............................      4,268,676       5,901,929      5,570,199      3,890,538        2,145,016
                                                       ------------    ------------    -----------    -----------    -------------
      Total deposits ...............................     58,301,392      63,129,932     60,129,540     58,018,465       55,854,079
  Federal funds borrowed and security
      repurchase agreements ........................     10,586,323       6,593,388      8,688,276      7,751,145        9,410,866
  Borrowed funds ...................................      1,109,360       8,578,742      1,535,772      3,485,872        1,644,320
  Long-term debt ...................................     19,510,454      17,136,232     16,502,817     16,313,685       15,329,472
  Corporation-obligated mandatorily redeemable
     capital securities of subsidiary trusts
     holding solely debentures of the Corporation ..        180,000         180,000        180,000        180,000          180,000
  Accrued expenses and other liabilities ...........      2,717,944       2,817,183      1,941,380      1,710,683        1,645,209
                                                       ------------    ------------    -----------    -----------    -------------
      Total Liabilities ............................     92,405,473      98,435,477     88,977,785     87,459,850       84,063,946
Stockholders' Equity
  Preferred stock ..................................            698             698          7,578         29,502           29,968
  Common stock .....................................      2,433,582       2,429,419      2,424,022      2,412,374        2,403,000
  Capital surplus ..................................        930,865         908,780        901,528        865,022          841,808
  Retained earnings ................................      4,236,947       3,970,049      3,802,529      3,624,463        3,446,673
  Accumulated other comprehensive income ...........         70,119          72,277         66,432         48,542           32,538
                                                       ------------    ------------    -----------    -----------    -------------
    Total Stockholders' Equity .....................      7,672,211       7,381,223      7,202,089      6,979,903        6,753,987
                                                       ------------    ------------    -----------    -----------    -------------
    Total Liabilities and Stockholders' Equity .....   $100,077,684    $105,816,700    $96,179,874    $94,439,753    $  90,817,933
                                                       ============    ============    ===========    ===========    =============

                                    UNAUDITED

                            National City Corporation
                       Consolidated Average Balance Sheets
                              (Dollars in Millions)

                                                        2002                                  2001
                                                      ---------      ------------------------------------------------------
                                                        First         Fourth          Third         Second          First
Assets                                                 Quarter        Quarter        Quarter        Quarter        Quarter
                                                      ---------      ---------      ---------      ---------      ---------
Earning Assets:
  Loans:
    Commercial ..................................     $  26,133      $  27,060      $  27,486      $  27,532      $  27,010
    Real estate - commercial ....................         7,682          7,077          6,826          6,692          6,550
    Real estate - residential ...................        14,932         14,722         14,274         13,484         13,533
    Consumer ....................................        11,336         11,958         12,375         12,286         12,174
    Credit card .................................         1,780          2,202          2,198          2,139          2,113
    Home equity .................................         6,066          5,675          5,302          5,025          4,845
                                                      ---------      ---------      ---------      ---------      ---------
      Total loans ...............................        67,929         68,694         68,461         67,158         66,225
  Loans held for sale or securitization:
    Commercial loans held for sale ..............             4             75              2              -              -
    Mortgage loans held for sale ................        13,862         11,353          8,778          7,453          3,473
    Automobile loans held for securitization ....         1,007            476              -              -              -
    Credit card loans held for securitization ...           142              4              -              -            131
                                                      ---------      ---------      ---------      ---------      ---------
      Total loans held for sale or securitization        15,015         11,908          8,780          7,453          3,604
  Securities available for sale, at cost ........         8,834          8,322          8,276          8,768          9,491
  Federal funds sold and security
      resale agreements .........................            95            118            130             81            112
  Other investments .............................           705            306            450            561            330
                                                      ---------      ---------      ---------      ---------      ---------
      Total earning assets ......................        92,578         89,348         86,097         84,021         79,762
Allowance for loan losses .......................        (1,021)        (1,001)        (1,004)          (942)          (950)
Fair value appreciation
  of securities available for sale ..............           188            229            202            111            123
Cash and demand balances due
   from banks ...................................         2,937          3,200          3,041          3,086          3,000
Properties and equipment ........................         1,085          1,083          1,074          1,071          1,078
Accrued income and other assets .................         6,341          5,569          4,923          4,589          4,598
                                                      ---------      ---------      ---------      ---------      ---------
    Total Assets ................................     $ 102,108      $  98,428      $  94,333      $  91,936      $  87,611
                                                      =========      =========      =========      =========      =========

Liabilities
Deposits:
  Noninterest bearing deposits ..................     $  12,366      $  12,526      $  11,611      $  11,550      $  10,781
  NOW and money market accounts .................        19,411         18,840         18,378         17,963         17,276
  Savings accounts ..............................         2,594          2,602          2,664          2,753          2,835
  Consumer time deposits ........................        15,119         14,902         15,259         15,459         15,725
  Other deposits ................................         4,529          6,109          6,004          6,107          4,970
  Foreign deposits ..............................         6,792          5,757          4,847          4,241          2,390
                                                      ---------      ---------      ---------      ---------      ---------
    Total deposits ..............................        60,811         60,736         58,763         58,073         53,977
Federal funds borrowed and security
   repurchase agreements ........................         9,402          9,039          9,218          8,801          7,008
Borrowed funds ..................................         3,480          2,581          1,315          1,282          1,809
Long-term debt and capital securities ...........        18,615         16,721         16,475         15,612         16,853
Accrued expenses and other
  liabilities ...................................         2,271          2,018          1,456          1,300          1,314
                                                      ---------      ---------      ---------      ---------      ---------
    Total Liabilities ...........................        94,579         91,095         87,227         85,068         80,961
Stockholders' Equity
  Preferred .....................................             1              3             15             30             30
  Common ........................................         7,528          7,330          7,091          6,838          6,620
                                                      ---------      ---------      ---------      ---------      ---------
    Total Stockholders' Equity ..................         7,529          7,333          7,106          6,868          6,650
                                                      ---------      ---------      ---------      ---------      ---------
    Total Liabilities and Stockholders' Equity ..     $ 102,108      $  98,428      $  94,333      $  91,936      $  87,611
                                                      =========      =========      =========      =========      =========

                                    UNAUDITED

                            National City Corporation
              Average Balances and Rates on a Tax Equivalent Basis
               For the Three Months Ended March 31, 2002 and 2001
                              (Dollars in Millions)

                                                            2002                                          2001
                                           -----------------------------------------     --------------------------------------
                                                                 Tax                                          Tax
                                             Average      Equivalent       Average         Average     Equivalent      Average
Assets                                       Balance       Interest          Rate          Balance      Interest        Rate
                                           ----------     ----------      ----------     ----------    ----------    ----------
Earning Assets:
  Loans:
    Commercial (a) ....................    $   26,137     $    317.4            4.92%    $   27,010    $    562.5          8.44%
    Real estate  - commercial .........         7,682          130.8            6.90          6,550         138.5          8.57
    Real estate  - residential (a) ....        28,794          525.3            7.30         17,006         353.7          8.32
    Consumer (a) ......................        12,343          258.3            8.49         12,174         264.9          8.83
    Credit card (a) ...................         1,922           46.0            9.70          2,244          75.4         13.62
    Home equity .......................         6,066           76.8            5.06          4,845         113.9          9.40
                                           ----------     ----------      ----------     ----------    ----------    ----------
      Total loans .....................        82,944        1,354.6            6.58         69,829       1,508.9          8.72
  Securities:
    Taxable ...........................         8,145          133.5            6.56          8,730         133.6          6.13
    Tax-exempt ........................           689           14.0            8.16            761          15.4          8.08
                                           ----------     ----------      ----------     ----------    ----------    ----------
      Total securities ................         8,834          147.5            6.69          9,491         149.0          6.29
  Federal funds sold, security resale
    agreements and other investments ..           800            9.3            4.73            442           9.8          9.04
                                           ----------     ----------      ----------     ----------    ----------    ----------
      Total earning assets ............        92,578        1,511.4            6.58         79,762       1,667.7          8.44
Allowance for loan losses .............        (1,021)                                         (950)
Fair value appreciation of securities
  available for sale ..................           188                                           123
Noninterest earning assets ............        10,363                                         8,676
                                           ----------                                    ----------
    Total Assets ......................    $  102,108                                    $   87,611
                                           ==========                                    ==========

Liabilities and Stockholders' Equity
Interest bearing liabilities:
  NOW and money market accounts .......    $   19,411     $     71.9            1.50%    $   17,276    $    160.9          3.78%
  Savings accounts ....................         2,594            5.8            0.90          2,835          10.7          1.53
  Consumer time deposits ..............        15,119          171.1            4.59         15,725         230.8          5.95
  Other deposits ......................         4,529           20.9            1.87          4,970          71.7          5.85
  Foreign deposits ....................         6,792           31.5            1.88          2,390          32.0          5.44
  Federal funds borrowed ..............         5,961           32.9            2.24          3,180          47.2          6.02
  Security repurchase agreements ......         3,441            9.0            1.07          3,828          42.7          4.53
  Borrowed funds ......................         3,480           13.3            1.55          1,809          27.3          6.12
  Long-term debt and capital securities        18,615          149.7            3.25         16,853         265.2          6.36
                                           ----------     ----------      ----------     ----------    ----------     ---------
    Total interest bearing liabilities         79,942          506.1            2.57         68,866         888.5          5.23
                                                          ----------      ----------                   ----------     ---------
Noninterest bearing deposits ..........        12,366                                        10,781
Accrued expenses and other liabilities          2,271                                         1,314
                                           ----------                                    ----------
    Total Liabilities .................        94,579                                        80,961
Total Stockholders' Equity ............                                                       6,650
    Total Liabilities and Stockholders'         7,529
                                           ----------                                    ----------
       Equity .........................    $  102,108                                    $   87,611
                                           ==========                                    ==========

Net interest income and interest
  spread ..............................                   $  1,005.3            4.01%                  $    779.2          3.21%
                                                          ==========      ==========                   ==========     =========

Net interest margin ...................                                         4.36%                                      3.92%
                                                                          ==========                                  =========


(a)  Includes loans held for sale or securitization

                                    UNAUDITED

                            National City Corporation
                         Selected Financial Information

                                           2002                                               2001
                                       -------------       -------------------------------------------------------------------------
                                           First              Fourth              Third               Second              First
(Dollars in Thousands)                    Quarter             Quarter             Quarter             Quarter            Quarter
                                       -------------       -------------       -------------       -------------      -------------
Allowance for Loan Losses:
Balance at beginning
  of period ......................     $     997,331       $   1,008,390       $     989,936       $     929,679      $     928,592
Provision ........................           188,640             209,000             160,000             152,923             83,372
Allowance related to loans
  acquired (sold or securitized) .            (4,477)            (72,505)             (2,372)                  -                887
Charge-offs:
  Commercial .....................           105,956              61,036              71,822              38,226             28,714
  Real estate - commercial .......             2,325               3,927               6,227               2,983              2,960
  Real estate - residential ......            23,792              25,236              13,572              11,265              9,993
  Consumer .......................            54,691              60,138              50,281              42,962             45,438
  Credit card ....................            22,618              25,092              25,184              24,350             23,468
  Home equity ....................             4,741               4,968               3,794               3,170              2,115
                                       -------------       -------------       -------------       -------------      -------------
    Total charge-offs ............           214,123             180,397             170,880             122,956            112,688
                                       -------------       -------------       -------------       -------------      -------------
Recoveries:
  Commercial .....................             7,578               3,951               3,406               4,999              4,403
  Real estate - commercial .......               691               2,630                 589               1,309              1,296
  Real estate - residential ......               847                 331                 746                 121                168
  Consumer .......................            19,977              21,907              16,280              18,318             17,948
  Credit card ....................             2,586               3,184               9,950               4,799              4,932
  Home equity ....................               993                 840                 735                 744                769
                                       -------------       -------------       -------------       -------------      -------------
    Total recoveries .............            32,672              32,843              31,706              30,290             29,516
                                       -------------       -------------       -------------       -------------      -------------
Net charge-offs ..................           181,451             147,554             139,174              92,666             83,172
                                       -------------       -------------       -------------       -------------      -------------
Balance at end of period .........     $   1,000,043       $     997,331       $   1,008,390       $     989,936      $     929,679
                                       =============       =============       =============       =============      =============

(Dollars in Millions)
Nonperforming Assets:
Nonaccrual loans:
   Commercial ....................     $       368.3       $       364.2       $       354.1       $       266.3      $       216.5
   Real estate - commercial ......              53.3                63.9                56.1                56.1               57.1
   Real estate - residential .....             228.4               165.9               176.6               134.3              130.4
                                       -------------       -------------       -------------       -------------      -------------
     Total nonperforming loans ...             650.0               594.0               586.8               456.7              404.0
Other real estate owned ..........              65.6                64.3                62.1                52.0               43.1
                                       -------------       -------------       -------------       -------------      -------------
Total nonperforming assets .......     $       715.6       $       658.3       $       648.9       $       508.7      $       447.1
                                       =============       =============       =============       =============      =============

Loans 90 days past-due
  accruing interest ..............     $       525.8       $       541.7       $       530.2       $       468.0      $       423.1

Asset Quality Ratios:
Net charge-offs to average
  loans (annualized) .............              1.08%                .85%                .81%                .55%               .51%
Allowance for loan losses as a
  percentage of period-end loans .              1.47                1.47                1.46                1.46               1.39
Nonperforming assets to
  period-end loans and OREO ......              1.05                 .97                 .94                 .75                .67

Capital Ratios (a):
Tier 1 capital ...................              7.66%               6.99%               7.26%               7.06%              7.10%
Total risk-based capital .........             12.08               11.31               11.27               11.17              11.44
Leverage .........................              6.49                6.45                6.55                6.46               6.59
Tangible common equity
  to tangible assets .............              6.58                5.94                6.32                6.16               6.19

Share Information:
Average basic shares .............       607,815,387         606,939,772         605,005,257         601,528,522        600,888,928
Average diluted shares ...........       614,041,768         612,984,102         613,829,266         610,782,001        610,099,764
Common shares outstanding at
   end of period .................       608,395,463         607,354,729         606,005,287         603,093,286        600,749,772


(a) First quarter 2002 ratios are based on preliminary data

                                                                       Annex A


                              [NATIONAL CITY LOGO]
                                   UNAUDITED
                        Quarterly Financial Supplement


                                MARCH 31, 2002






















    Derek Green                                            Holly Schreiber
    (216) 222-9849                                          (216) 222-3035

                                   Unaudited
                           National City Corporation
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                     ($ in millions, except per share data)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                   2002                               2001
                                                               -----------    -----------------------------------------------------

                                                                 1ST QTR         4TH QTR       3RD QTR      2ND QTR       1ST QTR
                                                               -----------    -----------    ----------    ----------    ----------
EARNINGS

Interest income (TE)                                           $   1,511.4    $   1,523.4    $  1,623.0    $  1,634.0    $  1,667.7
Interest expense                                                     506.1          570.7         717.7         799.0         888.5
                                                               -----------    -----------    ----------    ----------    ----------
Net interest income (TE)                                           1,005.3          952.7         905.3         835.0         779.2
Provision for loan losses                                            188.6          209.0         160.0         152.9          83.4
                                                               -----------    -----------    ----------    ----------    ----------
NII after provision for loan losses (TE)                             816.7          743.7         745.3         682.1         695.8
Fees and other income                                                690.9          655.3         597.2         682.0         598.5
Securities gains (losses), net                                        53.5           18.5          21.2          17.0          88.1
Noninterest expense                                                  874.9          884.3         815.5         840.1         805.0
                                                               -----------    -----------    ----------    ----------    ----------
Income before taxes and TE adjustment                                686.2          533.2         548.2         541.0         577.4
Income taxes                                                         232.3          178.3         182.9         183.0         234.2
TE adjustment                                                          7.8            8.3           8.7           8.5           7.8
                                                               -----------    -----------    ----------    ----------    ----------
Net income                                                     $     446.1    $     346.6    $    356.6    $    349.5    $    335.4
                                                               ===========    ===========    ==========    ==========    ==========
Net income per common share:
    Basic                                                      $       .73    $       .57    $      .59    $      .58    $      .56
    Diluted                                                            .73            .57           .58           .57           .55

PERFORMANCE RATIOS
Return on average common equity                                      24.03%         18.76%        19.95%        20.47%        20.52%
Return on average total equity                                       24.03          18.75         19.91         20.41         20.45
Return on average assets                                              1.77           1.40          1.50          1.52          1.55
Net interest margin                                                   4.36           4.25          4.20          3.98          3.92
Efficiency ratio                                                     51.58          55.00         54.27         55.38         58.43

SFAS 142 PRO FORMA INFORMATION*
Goodwill amortization:
     Pretax                                                           --      $      16.5    $     16.6    $     16.3    $     16.3
     After tax                                                        --             14.1          14.2          14.0          14.0
Noninterest expense - adjusted                                 $     874.9          867.8         798.9         823.8         788.7
Net income - adjusted                                                446.1          360.7         370.8         363.5         349.4
Diluted net income per common share - adjusted                         .73            .59           .60           .60           .57
Pro forma increase to diluted net income per common share             --              .02           .02           .03           .02

CREDIT QUALITY
Net charge-offs                                                $     181.4    $     147.6    $    139.1    $     92.7    $     83.2
Provision for loan losses                                            188.6          209.0         160.0         152.9          83.4
Loan loss allowance                                                1,000.0          997.3       1,008.4         989.9         929.7
Nonperforming assets                                                 715.6          658.3         648.9         508.7         447.1
Net charge-offs to average loans                                      1.08%           .85%          .81%          .55%          .51%
Loan loss allowance to loans                                          1.47           1.47          1.46          1.46          1.39
Nonperforming assets to
  loans and OREO                                                      1.05            .97           .94           .75           .67

CAPITAL AND LIQUIDITY
Average equity to assets                                              7.37%          7.45%         7.53%         7.47%         7.59%
Average equity to loans**                                            11.08          10.67         10.38         10.23         10.04
Average loans to deposits**                                         111.71         113.10        116.50        115.64        122.69
Common equity to assets (tangible)***                                 6.58           5.94          6.32          6.16          6.19

AVERAGE BALANCES
Assets                                                         $   102,108    $    98,428    $   94,333    $   91,936    $   87,611
Loans                                                               67,929         68,694        68,461        67,158        66,225
Loans held for sale or securitization                               15,015         11,908         8,780         7,453         3,604
Securities (at cost)                                                 8,834          8,322         8,276         8,768         9,491
Earning assets                                                      92,578         89,348        86,097        84,021        79,762
Deposits                                                            60,811         60,736        58,763        58,073        53,977
Common equity                                                        7,528          7,330         7,091         6,838         6,620
Total equity                                                         7,529          7,333         7,106         6,868         6,650


MEMO:
Mortgage loans held for sale                                   $    13,862    $    11,353    $    8,778    $    7,453    $    3,473
Commercial loans held for sale                                           4             75             2          --            --
Automobile loans held for securitization                             1,007            476          --            --            --
Credit card loans held for securitization                              142              4          --            --             131
                                                               -----------    -----------    ----------    ----------    ----------
Total loans held for sale or securitization                    $    15,015    $    11,908    $    8,780    $    7,453    $    3,604

ENDING BALANCES

Assets                                                         $   100,078    $   105,817    $   96,180    $   94,440    $   90,818
Loans                                                               68,089         68,041        69,279        68,004        66,673
Loans held for sale or securitization                               12,296         16,831         8,769         8,413         5,883
Securities (at fair value)                                           9,036          9,859         8,539         8,758         9,468
Deposits                                                            58,301         63,130        60,130        58,018        55,854
Common equity                                                        7,672          7,381         7,195         6,950         6,724
Total equity                                                         7,672          7,381         7,202         6,980         6,754


MEMO:
Mortgage loans held for sale                                   $    12,296    $    15,553    $    8,603    $    8,413    $    5,883
Commercial loans held for sale                                        --               51           166          --            --
Automobile loans held for securitization                              --              825          --            --            --
Credit card loans held for securitization                             --              402          --            --            --
                                                               -----------    -----------    ----------    ----------    ----------
Total loans held for sale or securitization                    $    12,296    $    16,831    $    8,769    $    8,413    $    5,883



                                                                                    2000
                                                            -----------------------------------------------------

                                                              4TH QTR       3RD QTR       2ND QTR      1ST QTR
                                                            ----------    ----------    ----------     ----------
EARNINGS

Interest income (TE)                                        $  1,696.6    $  1,660.4    $  1,654.8     $  1,588.5
Interest expense                                                 940.4         914.4         905.8          847.6
                                                            ----------    ----------    ----------     ----------
Net interest income (TE)                                         756.2         746.0         749.0          740.9
Provision for loan losses                                         81.4          70.4          68.7           66.3
                                                            ----------    ----------    ----------     ----------
NII after provision for loan losses (TE)                         674.8         675.6         680.3          674.6
Fees and other income                                            604.8         590.9         674.3          557.4
Securities gains (losses), net                                    50.7          27.5         (42.8)          21.5
Noninterest expense                                              854.4         785.3         785.1          759.1
                                                            ----------    ----------    ----------     ----------
Income before taxes and TE adjustment                            475.9         508.7         526.7          494.4
Income taxes                                                     159.4         169.6         175.9          164.7
TE adjustment                                                      8.5           8.4           8.4            8.4
                                                            ----------    ----------    ----------     ----------
Net income                                                  $    308.0    $    330.7    $    342.4     $    321.3
                                                            ==========    ==========    ==========     ==========
Net income per common share:
    Basic                                                   $      .50    $      .55    $      .56     $      .53
    Diluted                                                        .50           .54           .56            .53

PERFORMANCE RATIOS
Return on average common equity                                  18.76%        21.13%        23.13%         22.45%
Return on average total equity                                   18.70         21.06         23.04          22.37
Return on average assets                                          1.44          1.56          1.59           1.50
Net interest margin                                               3.90          3.90          3.80           3.79
Efficiency ratio                                                 62.78         58.74         55.16          58.47

SFAS 142 PRO FORMA INFORMATION*
Goodwill amortization:
     Pretax                                                 $     16.6    $     16.6    $     16.7     $     16.7
     After tax                                                    14.2          14.3          14.2           14.2
Noninterest expense - adjusted                                   837.8         768.7         768.4          742.4
Net income - adjusted                                            322.2         345.0         356.6          335.5
Diluted net income per common share - adjusted                     .52           .56           .59            .55
Pro forma increase to diluted net income per common share          .02           .02           .03            .02

CREDIT QUALITY
Net charge-offs                                             $     81.2    $     70.2    $     68.7     $     66.2
Provision for loan losses                                         81.4          70.4          68.7           66.3
Loan loss allowance                                              928.6         945.5         970.4          970.6
Nonperforming assets                                             402.3         365.3         339.3          314.1
Net charge-offs to average loans                                   .50%          .45%          .44%           .44%
Loan loss allowance to loans                                      1.42          1.49          1.58           1.57
Nonperforming assets to
  loans and OREO                                                   .61           .57           .55            .51

CAPITAL AND LIQUIDITY
Average equity to assets                                          7.68%         7.42%         6.89%          6.72%
Average equity to loans**                                        10.14         10.03          9.56           9.47
Average loans to deposits**                                     122.71        119.91        120.59         117.81
Common equity to assets (tangible)***                             6.34          6.20          5.81           5.38

AVERAGE BALANCES
Assets                                                      $   85,300    $   84,201    $   86,771     $   85,951
Loans                                                           64,645        62,248        62,537         61,043
Loans held for sale or securitization                            2,855         3,001         2,848          2,101
Securities (at cost)                                             9,543        10,786        13,064         14,600
Earning assets                                                  77,363        76,378        79,027         78,379
Deposits                                                        52,683        51,913        51,860         51,816
Common equity                                                    6,524         6,216         5,946          5,748
Total equity                                                     6,554         6,246         5,976          5,778


Memo:
Mortgage loans held for sale                                $    2,851    $    3,001    $    2,848     $    2,101
Commercial loans held for sale                                    --            --            --             --
Automobile loans held for securitization                          --            --            --             --
Credit card loans held for securitization                            4          --            --             --
                                                            ----------    ----------    ----------     ----------
Total loans held for sale or securitization                 $    2,855    $    3,001    $    2,848     $    2,101

ENDING BALANCES

Assets                                                      $   88,535    $   85,046    $   84,601     $   86,895
Loans                                                           65,604        63,660        61,570         61,857
Loans held for sale or securitization                            3,439         2,946         3,198          2,330
Securities (at fair value)                                       9,904         9,656        10,719         13,783
Deposits                                                        55,256        52,726        49,988         50,613
Common equity                                                    6,740         6,437         6,103          5,888
Total equity                                                     6,770         6,467         6,133          5,918


Memo:
Mortgage loans held for sale                                $    3,031    $    2,946    $    3,198     $    2,330
Commercial loans held for sale                                    --            --            --             --
Automobile loans held for securitization                          --            --            --             --
Credit card loans held for securitization                          408          --            --             --
                                                            ----------    ----------    ----------     ----------
Total loans held for sale or securitization                 $    3,439    $    2,946    $    3,198     $    2,330

* On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement. This pro forma information is presented for comparative purposes only.

**    Excludes loans held for sale or securitization

***   Period-end less intangible assets

                                   Unaudited
                           National City Corporation
                             BALANCE SHEET AVERAGES
                                ($ in millions)


-------------------------------------------------------------------------------------------------------------------------------
                                                      2002                      2001                               2000
                                                    -------    ----------------------------------------    --------------------

                                                    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR
                                                    -------    -------    -------    -------    -------    -------    -------
AVERAGE PORTFOLIO LOANS
Commercial                                          $26,133    $27,060    $27,486    $27,532    $27,010    $26,132    $25,294
Real estate - commercial                              7,682      7,077      6,826      6,692      6,550      6,435      6,273
Real estate - residential                            14,932     14,722     14,274     13,484     13,533     12,876     11,627
Consumer                                             11,336     11,958     12,375     12,286     12,174     12,165     12,224
Credit card                                           1,780      2,202      2,198      2,139      2,113      2,383      2,487
Home equity                                           6,066      5,675      5,302      5,025      4,845      4,654      4,343
                                                    -------    -------    -------    -------    -------    -------    -------
  TOTAL LOANS                                       $67,929    $68,694    $68,461    $67,158    $66,225    $64,645    $62,248
                                                    =======    =======    =======    =======    =======    =======    =======

AVERAGE SELECTED PORTFOLIO BALANCES:

Dealer
   Floorplan loans (commercial)                     $   631    $   592    $   594    $   687    $   755    $   754    $   758
   Automobile leases (consumer)                       1,126      1,262      1,415      1,580      1,750      1,879      1,893
   Installment loans (consumer)                       5,649      6,190      6,631      6,491      6,390      6,481      6,571
                                                    -------    -------    -------    -------    -------    -------    -------
   TOTAL DEALER                                     $ 7,406    $ 8,044    $ 8,640    $ 8,758    $ 8,895    $ 9,114    $ 9,222
                                                    =======    =======    =======    =======    =======    =======    =======

ALTEGRA NONCONFORMING (real estate -
 residential)
   Altegra/Loan Zone originated loans               $ 2,521    $ 3,191    $ 3,545    $ 3,812    $ 4,060    $ 3,962    $ 3,654
   First Franklin originated loans                    6,273      5,216      4,326      3,408      3,030      2,273      1,408
                                                    -------    -------    -------    -------    -------    -------    -------
   TOTAL ALTEGRA NONCONFORMING                      $ 8,794    $ 8,407    $ 7,871    $ 7,220    $ 7,090    $ 6,235    $ 5,062
                                                    =======    =======    =======    =======    =======    =======    =======

Education Finance
   Student loans (consumer)                         $   771    $   567    $   527    $   663    $   643    $   493    $   482
   Commercial loan (commercial)                         467        273        294        453        425        223         95
                                                    -------    -------    -------    -------    -------    -------    -------
   TOTAL EDUCATION FINANCE                          $ 1,238    $   840    $   821    $ 1,116    $ 1,068    $   716    $   577
                                                    =======    =======    =======    =======    =======    =======    =======

NATIONAL HOME EQUITY
   Revolving lines of credit
     (home equity)                                  $   981    $   725    $   546    $   421    $   361    $   309    $   220
   Installment loans (consumer)                         897        825        703        526        414        324        225
                                                    -------    -------    -------    -------    -------    -------    -------
   TOTAL NATIONAL HOME EQUITY                       $ 1,878    $ 1,550    $ 1,249    $   947    $   775    $   633    $   445
                                                    =======    =======    =======    =======    =======    =======    =======

CREDIT CARD
   Credit card                                      $   762    $ 1,209    $ 1,226    $ 1,205    $ 1,221    $ 1,539    $ 1,692
   Personal lines of credit                             483        486        485        483        491        490        481
   Business lines of credit                             535        507        487        451        401        354        314
                                                    -------    -------    -------    -------    -------    -------    -------
  TOTAL CREDIT CARD                                 $ 1,780    $ 2,202    $ 2,198    $ 2,139    $ 2,113    $ 2,383    $ 2,487
                                                    =======    =======    =======    =======    =======    =======    =======

AVERAGE SECURITIES (AT COST)
Mortgage-backed securities                          $ 5,959    $ 5,010    $ 4,880    $ 5,180    $ 5,397    $ 5,611    $ 6,078
Other investment securities                           2,186      2,603      2,677      2,844      3,333      3,154      3,921
                                                    -------    -------    -------    -------    -------    -------    -------
  Total taxable securities                            8,145      7,613      7,557      8,024      8,730      8,765      9,999
Tax-exempt securities                                   689        709        719        744        761        778        787
                                                    -------    -------    -------    -------    -------    -------    -------
  TOTAL SECURITIES                                  $ 8,834    $ 8,322    $ 8,276    $ 8,768    $ 9,491    $ 9,543    $10,786
                                                    =======    =======    =======    =======    =======    =======    =======

AVERAGE DEPOSITS
Noninterest bearing deposits                        $12,366    $12,526    $11,611    $11,550    $10,781    $10,682    $10,837
NOW and money market accounts                        19,411     18,840     18,378     17,963     17,276     16,803     16,473
Savings accounts                                      2,594      2,602      2,664      2,753      2,835      2,958      3,139
Consumer time deposits                               15,119     14,902     15,259     15,459     15,725     15,764     15,652
                                                    -------    -------    -------    -------    -------    -------    -------
    Core deposits                                    49,490     48,870     47,912     47,725     46,617     46,207     46,101
Brokered retail CDs                                   3,609      5,052      4,858      4,920      3,666      1,984      1,733
Other deposits                                          920      1,057      1,146      1,187      1,304      1,217      1,105
Foreign deposits                                      6,792      5,757      4,847      4,241      2,390      3,275      2,974
                                                    -------    -------    -------    -------    -------    -------    -------
  TOTAL DEPOSITS                                    $60,811    $60,736    $58,763    $58,073    $53,977    $52,683    $51,913
                                                    =======    =======    =======    =======    =======    =======    =======

MEMO:
Noninterest bearing mortgage banking
   escrow and payoff balances                       $ 1,378    $ 1,448    $ 1,173    $ 1,182    $   676    $   478    $   503

SELECTED RATIOS
Average loans to deposits                            111.71%    113.10%    116.50%    115.64%    122.69%    122.71%    119.91%
Average loans to core deposits                       137.26     140.56     142.89     140.72     142.06     139.90     135.03
Average loans to earning assets                       73.37      76.88      79.52      79.93      83.03      83.56      81.50
Average securities to earning assets                   9.54       9.31       9.61      10.44      11.90      12.34      14.12


                                                             2000
                                                  ---------------------

                                                     2ND QTR    1ST QTR
                                                     -------    -------
AVERAGE PORTFOLIO LOANS
Commercial                                           $24,379    $23,496
Real estate - commercial                               6,157      6,020
Real estate - residential                             11,470     10,901
Consumer                                              13,973     14,520
Credit card                                            2,514      2,336
Home equity                                            4,044      3,770
                                                     -------    -------
  TOTAL LOANS                                        $62,537    $61,043
                                                     =======    =======

AVERAGE SELECTED PORTFOLIO BALANCES:

Dealer
   Floorplan loans (commercial)                      $   903    $   938
   Automobile leases (consumer)                        1,869      1,894
   Installment loans (consumer)                        6,522      6,623
                                                     -------    -------
   TOTAL DEALER                                      $ 9,294    $ 9,455
                                                     =======    =======

ALTEGRA NONCONFORMING (real estate -
 residential)
   Altegra/Loan Zone originated loans                $ 3,360    $ 3,009
   First Franklin originated loans                       735        179
                                                     -------    -------
   TOTAL ALTEGRA NONCONFORMING                       $ 4,095    $ 3,188
                                                     =======    =======

Education Finance
   Student loans (consumer)                          $ 2,400    $ 2,861
   Commercial loan (commercial)                         --         --
                                                     -------    -------
   TOTAL EDUCATION FINANCE                           $ 2,400    $ 2,861
                                                     =======    =======

NATIONAL HOME EQUITY
   Revolving lines of credit
     (home equity)                                   $   147    $    70
   Installment loans (consumer)                          137         89
                                                     -------    -------
   TOTAL NATIONAL HOME EQUITY                        $   284    $   159
                                                     =======    =======

CREDIT CARD
   Credit card                                       $ 1,765    $ 1,635
   Personal lines of credit                              467        459
   Business lines of credit                              282        242
                                                     -------    -------
  TOTAL CREDIT CARD                                  $ 2,514    $ 2,336
                                                     -------    -------

AVERAGE SECURITIES (AT COST)
Mortgage-backed securities                           $ 7,992    $ 9,196
Other investment securities                            4,275      4,593
                                                     -------    -------
  Total taxable securities                            12,267     13,789
Tax-exempt securities                                    797        811
                                                     -------    -------
  TOTAL SECURITIES                                   $13,064    $14,600
                                                     =======    =======

AVERAGE DEPOSITS
Noninterest bearing deposits                         $10,934    $10,716
NOW and money market accounts                         16,477     16,443
Savings accounts                                       3,321      3,413
Consumer time deposits                                15,385     15,019
                                                     -------    -------
    Core deposits                                     46,117     45,591
Brokered retail CDs                                    1,757      1,699
Other deposits                                         1,124      1,126
Foreign deposits                                       2,862      3,400
                                                     -------    -------
  TOTAL DEPOSITS                                     $51,860    $51,816
                                                     =======    =======

MEMO:
Noninterest bearing mortgage banking
   escrow and payoff balances                        $   496    $   407

SELECTED RATIOS
Average loans to deposits                             120.59%    117.81%
Average loans to core deposits                        135.61     133.89
Average loans to earning assets                        79.13      77.88
Average securities to earning assets                   16.53      18.63

                                   Unaudited
                           National City Corporation
                              SECURITIZED BALANCES
                                ($ in millions)

------------------------------------------------------------------------------------------------------------------------------
                                                      2002                       2001                             2000
                                                    --------   -----------------------------------------   -------------------

                                                     1ST QTR    4TH QTR   3RD QTR     2ND QTR   1ST QTR    4TH QTR    3RD QTR
                                                    --------   --------   --------   --------   --------   --------   --------
CREDIT CARD LOANS:

Managed credit card loans:
  Average balances:
     Loans held in portfolio*                       $  766.2   $1,182.1   $1,199.7   $1,177.1   $1,215.2   $1,538.7   $1,692.7
     Loans held for securitization                     142.0        4.0       --         --        131.3        4.0       --
     Loans securitized                               1,303.6    1,025.0    1,025.0    1,025.0      879.0      685.3      451.5
                                                    --------   --------   --------   --------   --------   --------   --------
        TOTAL AVERAGED MANAGED CREDIT CARD LOANS*    2,211.8    2,211.1    2,224.7    2,202.1    2,225.5    2,228.0    2,144.2

  End of period balances:
     Loans held in portfolio*                       $  711.6   $  839.1   $1,188.9   $1,212.1   $1,157.8   $1,285.4   $1,440.0
     Loans held for securitization                      --        402.3       --         --         --        407.9       --
     Loans securitized                               1,450.0    1,025.0    1,025.0    1,025.0    1,025.0      630.0      747.5
                                                    --------   --------   --------   --------   --------   --------   --------
        TOTAL MANAGED CREDIT CARD LOANS*             2,161.6    2,266.4    2,213.9    2,237.1    2,182.8    2,323.3    2,187.5

AUTOMOBILE LOANS:

Managed automobile loans:
  Average balances:
     Loans held in portfolio                        $5,649.0
     Loans held for securitization                   1,007.0
     Loans securitized                                  37.0
                                                    --------
        TOTAL AVERAGED MANAGED AUTOMOBILE LOANS      6,693.0

  End of period balances:
     Loans held in portfolio                        $5,547.0
     Loans held for securitization                     --
     Loans securitized                               1,111.0
                                                    --------
        TOTAL MANAGED AUTOMOBILE LOANS               6,658.0



                                                            2000
                                                   ---------------------

                                                      2ND QTR   1ST QTR
                                                     --------   --------
CREDIT CARD LOANS:

Managed credit card loans:
  Average balances:
     Loans held in portfolio*                        $1,764.2   $1,634.3
     Loans held for securitization                       --         --
     Loans securitized                                  321.4      438.4
                                                     --------   --------
        TOTAL AVERAGED MANAGED CREDIT CARD LOANS*     2,085.6    2,072.7

  End of period balances:
     Loans held in portfolio*                        $1,831.9   $1,689.3
     Loans held for securitization                       --         --
     Loans securitized                                  265.0      382.5
                                                     --------   --------
        TOTAL MANAGED CREDIT CARD LOANS*              2,096.9    2,071.8

AUTOMOBILE LOANS:

Managed automobile loans:
  Average balances:
     Loans held in portfolio
     Loans held for securitization
     Loans securitized

        TOTAL AVERAGED MANAGED AUTOMOBILE LOANS

  End of period balances:
     Loans held in portfolio
     Loans held for securitization
     Loans securitized

        TOTAL MANAGED AUTOMOBILE LOANS


* Excludes certain personal and business lines of credit included in the credit card totals presented elsewhere in this document



                                                          STOCKHOLDER DATA
                                               ($ in millions, except per share data)

--------------------------------------------------------------------------------------------------------------------------
                                                  2002                                    2001
                                              ------------    ------------------------------------------------------------

                                                1ST QTR         4TH QTR         3RD QTR          2ND QTR        1ST QTR
                                              ------------    ------------    ------------    ------------    ------------

Per common share:
  Basic net income                            $        .73    $        .57    $        .59    $        .58    $        .56
  Diluted net income                                   .73             .57             .58             .57             .55
  Trailing four quarters basic net income             2.47            2.30            2.23            2.19            2.17
  Trailing four quarters diluted net income           2.45            2.27            2.20            2.16            2.15
  Dividend declared                                   .295            .295            .295            .285            .285
  Dividend paid                                       .295            .295            .295            .285            .285
Dividend payout ratio*                               40.41%          51.75%          50.86%          50.00%          51.82%
Dividend yield (annualized)**                         3.84            4.04            3.94            3.70            4.26
P/E ratio***                                       12.56 x         12.88 x         13.61 x         14.25 x         12.44 x

Average basic shares outstanding****               607,815         606,940         605,005         601,529         600,889
Average diluted shares outstanding****             614,042         612,984         613,829         610,782         610,100
Ending common shares outstanding****               608,395         607,355         606,005         603,093         600,750

Common stock price:
  High                                        $      31.16    $      30.30    $      32.70    $      30.86    $      30.31
  Low                                                26.31           26.15           26.00           25.56           23.69
  Close                                              30.76           29.24           29.95           30.78           26.75

Book value per common share                   $      12.61    $      12.15    $      11.87    $      11.52    $      11.19
Tangible book value per common share                 10.70           10.23            9.91            9.52            9.23
Other comprehensive income (loss) per share            .12             .12             .11             .08             .05

Market to book value                                 243.9%          240.7%          252.3%          267.2%          239.1%

Market capitalization of common stock         $     18,714    $     17,759    $     18,150    $     18,563    $     16,070

Common dividends declared                     $      179.2    $      179.0    $      178.4    $      171.3    $      171.1
Preferred dividends declared                          --              --                .1              .4              .5

Common dividends paid                         $      179.2    $      179.7    $      177.7    $      171.3    $      171.1
Preferred dividends paid                              --                .2              .4              .4              .5
                                                                            2000
                                                --------------------------------------------------------------

                                                  4TH QTR         3RD QTR           2ND QTR         1ST QTR
                                                ------------    ------------     ------------     ------------

Per common share:
  Basic net income                              $        .50    $        .55     $        .56     $        .53
  Diluted net income                                     .50             .54              .56              .53
  Trailing four quarters basic net income               2.14            2.20             2.23             2.23
  Trailing four quarters diluted net income             2.13            2.18             2.21             2.21
  Dividend declared                                     .285            .285             .285             --
  Dividend paid                                         .285            .285             .285             .285
Dividend payout ratio*                                 57.00%          52.78%           50.89%             n/a
Dividend yield (annualized)**                           3.97            5.18             6.68             5.53
P/E ratio***                                         13.50 x         10.09 x           7.72 x           9.33 x

Average basic shares outstanding****                 608,523         608,277          606,928          605,766
Average diluted shares outstanding****               615,467         613,232          611,070          610,694
Ending common shares outstanding****                 609,189         608,398          607,434          606,228

Common stock price:
  High                                          $      29.75    $      23.13     $      22.75     $      23.56
  Low                                                  18.50           17.19            16.00            17.19
  Close                                                28.75           22.00            17.06            20.63

Book value per common share                     $      11.06    $      10.58     $      10.05     $       9.71
Tangible book value per common share                    9.09            8.54             7.97             7.59
Other comprehensive income (loss) per share              .10            (.16)            (.43)            (.47)

Market to book value                                   259.9%          207.9%           169.8%           212.5%

Market capitalization of common stock           $     17,514    $     13,385     $     10,363     $     12,506

Common dividends declared                       $      173.4    $      173.2     $      173.0             --
Preferred dividends declared                              .4              .4               .5             --

Common dividends paid                           $      173.4    $      173.1     $      172.9     $      172.9
Preferred dividends paid                                  .4              .5               .4               .5


*         Dividend declared divided by diluted net income per common share
**        Dividend declared (annualized) divided by quarter-end stock price
***      Quarter-end stock price divided by trailing-four-quarters diluted net income per common share
****     In thousands

                                   Unaudited
                           National City Corporation
                          CAPITALIZATION (Period End)
                      (In millions, except per share data)



--------------------------------------------------------------------------------------------------------------
                                                2002                            2001
                                            ----------    ----------------------------------------------------

                                              1ST QTR      4TH QTR        3RD QTR      2ND QTR        1ST QTR
                                            ----------    ---------     ----------    ----------    ----------
FUNDING

LONG-TERM DEBT:

Total parent company debt                   $  1,959.8    $  1,968.7    $  2,008.7    $  1,948.3    $  1,962.7
Subsidiary debt:
  Subordinated debt                            1,631.0       1,654.8       1,189.3       1,141.8       1,148.9
  Senior bank notes                           12,170.0       9,761.7       9,553.7       9,480.8       8,981.2
  Capital securities                             180.0         180.0         180.0         180.0         180.0
  FHLB advances and other                      3,749.7       3,751.0       3,751.1       3,742.8       3,236.7
                                            ----------    ----------    ----------    ----------    ----------
    Total subsidiary debt                     17,730.7      15,347.5      14,674.1      14,545.4      13,546.8
                                            ----------    ----------    ----------    ----------    ----------
  TOTAL LONG-TERM DEBT                      $ 19,690.5    $ 17,316.2    $ 16,682.8    $ 16,493.7    $ 15,509.5
                                            ==========    ==========    ==========    ==========    ==========

BORROWED FUNDS:

U.S. Treasury demand notes                  $    577.8    $  8,190.6    $  1,065.6    $  2,872.1    $    792.8
Commercial paper and other                       531.5         388.1         470.2         613.8         851.5
                                            ----------    ----------    ----------    ----------    ----------
  TOTAL BORROWED FUNDS                      $  1,109.4    $  8,578.7    $  1,535.8    $  3,485.9    $  1,644.3
                                            ==========    ==========    ==========    ==========    ==========

STOCKHOLDERS' EQUITY
Preferred stock                             $       .7    $       .7    $      7.6    $     29.5    $     30.0
Common stock                                   7,671.5       7,380.5       7,194.5       6,950.4       6,724.0
                                            ----------    ---------     ----------    ----------    ----------
  TOTAL STOCKHOLDERS' EQUITY                $  7,672.2    $  7,381.2    $  7,202.1    $  6,979.9    $  6,754.0
                                            ==========    ==========    ==========    ==========    ==========

Accumulated OCI, Net of Tax:
SFAS 115 unrealized gain (loss), net        $     78.9    $    101.8    $    171.5    $    100.7    $     84.6
SFAS 133 unrealized loss, net                    (12.7)        (33.4)       (106.8)        (52.2)        (52.1)
Unrealized gain on retained interests in
   securitizations, net                            3.9           3.9           1.7          --            --
                                            ----------    ----------    ----------    ----------    ----------
  TOTAL ACCUMULATED OCI, NET OF TAX         $     70.1    $     72.3    $     66.4    $     48.5    $     32.5
                                            ==========    ==========    ==========    ==========    ==========

BANK STOCK FUND
Cost basis of investments                   $    272.4    $    399.9    $    351.0    $    381.4    $    337.3
Unrealized gains (losses), net                    23.9          44.9          29.1          64.3          33.9
                                            ----------    ---------     ----------    ----------    ----------
  FAIR VALUE OF INVESTMENTS                 $    296.3    $    444.8    $    380.1    $    445.7    $    371.2
                                            ==========    ==========    ==========    ==========    ==========

INTANGIBLE ASSETS
Goodwill                                    $  1,078.3    $  1,086.0    $  1,103.2    $  1,116.6    $  1,106.4
Core deposit intangible                           37.9          33.4          36.0          38.5          41.1
Purchased credit card relationships                2.6           2.9           3.2           3.5           3.5
Other intangibles                                 43.4          45.1          44.1          48.5          28.6
                                            ----------    ----------    ----------    ----------    ----------
  TOTAL INTANGIBLE ASSETS                   $  1,162.2    $  1,167.4    $  1,186.5    $  1,207.1    $  1,179.6
                                            ==========    ==========    ==========    ==========    ==========

MEMO:
Parent Company investment in subsidiaries   $  9,289.0    $  8,798.1    $  8,862.8    $  8,655.6    $  8,408.9
Parent Company intangible assets                  58.6          58.6          91.2          76.4          78.1
Double leverage ratio *                         1.22 x        1.20 x        1.24 x        1.25 x        1.26 x

RISK-BASED CAPITAL
Tier 1 capital                              $  6,546.2    $  6,268.7    $  6,100.2    $  5,855.1    $  5,686.2
Total risk-based capital                      10,323.1      10,135.4       9,470.5       9,264.4       9,160.7
Risk-weighted assets                          85,489.5      89,653.5      84,063.0      82,957.2      80,087.0

Tier 1 capital ratio                              7.66%         6.99%         7.26%         7.06%         7.10%
Total risk-based capital ratio                   12.08         11.31         11.27         11.17         11.44
Leverage ratio                                    6.49          6.45          6.55          6.46          6.59

STOCK REPURCHASE ACTIVITY
Number of shares repurchased                      --            --            --            --             9.3
Average price of repurchased shares               --            --            --            --      $    17.84
Total cost                                        --            --            --            --          166.20
Shares remaining under authorization              15.6          15.6          15.6          15.6          15.6

SELECTED RATIOS AND OTHER
Debt to equity                                  256.65%       234.60%       231.64%       236.30%       229.63%
Debt to total capitalization                     71.96         70.11         69.85         70.26         69.66
Equity to assets                                  7.67          6.98          7.49          7.39          7.44
Common equity to assets                           7.67          6.98          7.48          7.36          7.40
Equity to assets (tangible)**                     6.58          5.94          6.33          6.19          6.22
Common equity to assets (tangible)**              6.58          5.94          6.32          6.16          6.19

Minority interest                           $     62.2    $     58.3    $     53.0    $     48.4    $     50.7



                                                                       2000
                                               ---------------------------------------------------

                                                4TH QTR      3RD QTR        2ND QTR       1ST QTR
                                               ----------   ----------    ----------      --------
FUNDING

Long-Term Debt:

Total parent company debt                      $  1,960.5   $  1,960.9    $  1,960.5    $  2,060.3
Subsidiary debt:
  Subordinated debt                               1,118.8      1,118.6       1,118.4       1,119.2
  Senior bank notes                              11,654.3      9,495.0      10,140.8      10,790.6
  Capital securities                                180.0        180.0         180.0         180.0
  FHLB advances and other                         3,231.2      2,881.1       2,757.2       2,833.0
    Total subsidiary debt                        16,184.3     13,674.7      14,196.4      14,922.8
                                               ----------   ----------    ----------      --------
  TOTAL LONG-TERM DEBT                         $ 18,144.8   $ 15,635.6    $ 16,156.9    $ 16,983.1
                                               ==========   ==========    ==========    ==========

BORROWED FUNDS:

U.S. Treasury demand notes                     $    413.9   $  1,583.2    $  6,168.4    $  4,304.1
Commercial paper and other                          489.8        700.1         806.4       1,236.7
                                               ----------   ----------    ----------      --------
  TOTAL BORROWED FUNDS                         $    903.7   $  2,283.3    $  6,974.8    $  5,540.8
                                               ==========   ==========    ==========    ==========

STOCKHOLDERS' EQUITY
Preferred stock                                $     30.0   $     30.0    $     30.0    $     30.0
Common stock                                      6,739.8      6,437.4       6,103.5       5,887.6
                                               ----------   ----------    ----------      --------
  TOTAL STOCKHOLDERS' EQUITY                   $  6,769.8   $  6,467.4    $  6,133.5    $  5,917.6
                                               ==========   ==========    ==========    ==========

Accumulated OCI, Net of Tax:
SFAS 115 unrealized gain (loss), net           $     60.6   ($    96.9)   ($   258.3)   ($   286.6)
SFAS 133 unrealized loss, net                        --           --            --            --
Unrealized gain on retained interests in
   securitizations, net                              --           --            --            --
                                               ----------   ----------    ----------      --------
  TOTAL ACCUMULATED OCI, NET OF TAX            $     60.6   ($    96.9)   ($   258.3)   ($   286.6)
                                               ==========   ==========    ==========    ==========

BANK STOCK FUND
Cost basis of investments                      $    569.7   $    650.5    $    745.1    $    721.0
Unrealized gains (losses), net                       99.1         41.6         (65.9)          0.3
                                               ----------   ----------    ----------      --------
  FAIR VALUE OF INVESTMENTS                    $    668.8   $    692.1    $    679.2    $    721.3
                                               ==========   ==========    ==========    ==========

INTANGIBLE ASSETS
Goodwill                                       $  1,124.0   $  1,157.0    $  1,175.9    $  1,193.1
Core deposit intangible                              43.7         46.2          48.8          51.4
Purchased credit card relationships                   3.8          4.6           5.5           6.4
Other intangibles                                    29.8         31.1          32.3          33.4
                                               ----------   ----------    ----------      --------
  TOTAL INTANGIBLE ASSETS                      $  1,201.3   $  1,238.9    $  1,262.5    $  1,284.3
                                               ==========   ==========    ==========    ==========

MEMO:
Parent Company investment in subsidiaries      $  7,887.3   $  7,626.1    $  7,477.2    $  7,200.6
Parent Company intangible assets                     79.9         81.6          83.3          85.0
Double leverage ratio *                            1.18 x       1.19 x        1.23 x        1.23 x

RISK-BASED CAPITAL
Tier 1 capital                                 $  5,636.5   $  5,554.7    $  5,357.6    $  5,147.4
Total risk-based capital                          9,191.1      9,157.7       8,977.0       8,645.5
Risk-weighted assets                             80,274.9     76,208.6      75,250.1      73,892.2

Tier 1 capital ratio                                 7.02%        7.29%         7.12%         6.97%
Total risk-based capital ratio                      11.45        12.03         11.93         11.70
Leverage ratio                                       6.70         6.67          6.23          6.05

STOCK REPURCHASE ACTIVITY
Number of shares repurchased                           .1           .2          --             2.2
Average price of repurchased shares            $    21.02   $    20.60          --      $    21.93
Total cost                                           2.20         5.10          --           47.10
Shares remaining under authorization                 24.9         25.0          25.2          25.2

SELECTED RATIOS AND OTHER
Debt to equity                                     268.03%      241.76%       263.42%       286.99%
Debt to total capitalization                        72.83        70.74         72.48         74.16
Equity to assets                                     7.65         7.60          7.25          6.81
Common equity to assets                              7.61         7.57          7.21          6.78
Equity to assets (tangible)**                        6.38         6.24          5.84          5.41
Common equity to assets (tangible)**                 6.34         6.20          5.81          5.38

Minority interest                              $     46.6   $     44.6    $     42.8    $     41.2


* Parent Company investment in subsidiaries and intangible assets divided by consolidated equity
**       Period-end, less intangible assets

                                                             Unaudited
                                                     National City Corporation
                                                        NET INTEREST MARGIN


                                                        2002                            2001
                                                      -------     -----------------------------------------------

                                                      1ST QTR     4TH QTR      3RD QTR       2ND QTR      1ST QTR
                                                      -------     -------      --------     --------     --------
EARNING ASSETS
  Loans *                                              6.58%        6.90%        7.65%        7.98%        8.72%
  Securities                                           6.69         5.81         6.26         6.39         6.29
  Other earning assets                                 4.73         5.38         6.07         5.24         9.04
RATE ON EARNING ASSETS                                 6.58         6.79         7.51         7.79         8.44

INTEREST BEARING LIABILITIES
  Core deposits                                        2.72         3.05         3.64         4.08         4.55
  Purchased deposits                                   1.88         2.46         3.75         4.49         5.72
  Other purchased funding                              2.63         3.06         4.15         4.92         6.03
RATE ON INTEREST BEARING LIABILITIES                   2.57         2.96         3.84         4.44         5.23

NET INTEREST SPREAD                                    4.01         3.83         3.67         3.35         3.21
Contribution of noninterest bearing
   sources of funds                                     .35          .42          .53          .63          .71
                                                     ------       ------       ------       ------       ------
NET INTEREST MARGIN                                    4.36%        4.25%        4.20%        3.98%        3.92%
                                                     ======       ======       ======       ======       ======




                                                                          2000
                                                       -----------------------------------------------
                                                       4TH QTR      3RD QTR       2ND QTR      1ST QTR
                                                       -------      -------      --------     --------
EARNING ASSETS
   Loans *                                                9.08%        9.05%        8.82%        8.56%
   Securities                                             6.35         6.33         6.35         6.38
   Other earning assets                                   9.44         8.73         7.51         6.88
RATE ON EARNING ASSETS                                    8.74         8.67         8.41         8.14

INTEREST BEARING LIABILITIES
  Core deposits                                           4.71         4.58         4.32         4.10
  Purchased deposits                                      6.52         6.48         6.18         5.73
  Other purchased funding                                 6.69         6.67         6.37         5.98
RATE ON INTEREST BEARING LIABILITIES                      5.62         5.53         5.30         5.00

NET INTEREST SPREAD                                       3.12         3.14         3.11         3.14
Contribution of noninterest bearing
   sources of funds                                        .78          .76          .69          .65
                                                        ------       ------       ------       ------
NET INTEREST MARGIN                                       3.90%        3.90%        3.80%        3.79%
                                                        ======       ======       ======       ======


*    Includes loans held for sale or securitization


                                                         NONINTEREST INCOME
                                                          ($ IN MILLIONS)


                                                      2002                              2001
                                                    -------     ----------------------------------------------------

                                                    1ST QTR       4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                    -------     ----------------------------------------------------

Mortgage banking revenue                             $195.2        $160.2        $125.8        $114.9        $124.4
Deposit service charges                               118.8         122.7         117.3         117.5         111.8
Card processing revenue                               108.8         122.2         120.3         115.7         106.4
Trust and investment management fees                   77.6          72.5          79.4          86.0          81.9
Card-related fees                                      32.1          43.6          42.7          38.5          44.7
Other service fees                                     21.6          26.6          36.6          25.8          26.2
Brokerage revenue                                      27.1          28.1          22.3          23.7          23.4
All other                                             109.7          79.4          52.8         159.9          79.7
                                                      -----          ----          ----         -----          ----
  FEES AND OTHER INCOME                               690.9         655.3         597.2         682.0         598.5
Securities gains (losses), net                         53.5          18.5          21.2          17.0          88.1
                                                      -----          ----          ----         -----          ----
  TOTAL NONINTEREST INCOME                           $744.4        $673.8        $618.4        $699.0        $686.6
                                                     ======        ======        ======        ======        ======

                                                                            2000
                                                    --------------------------------------------------

                                                    4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                    -------       -------      --------      ---------
Mortgage banking revenue                             $109.6        $110.5        $147.6         $111.3
Deposit service charges                               113.0         115.4         108.1          106.3
Card processing revenue                               118.8         112.1         107.3          101.2
Trust and investment management fees                   81.1          79.8          90.1           83.6
Card-related fees                                      44.5          41.1          38.6           36.8
Other service fees                                     24.3          24.0          30.9           24.3
Brokerage revenue                                      23.4          23.2          24.6           27.0
All other                                              90.1          84.8         127.1           66.9
                                                     ------        ------        ------         ------
  FEES AND OTHER INCOME                               604.8         590.9         674.3          557.4
Securities gains (losses), net                         50.7          27.5         (42.8)          21.5
                                                     ------        ------        ------         ------
  TOTAL NONINTEREST INCOME                           $655.5        $618.4        $631.5         $578.9
                                                     ======        ======        ======         ======




                                                        NONINTEREST EXPENSE
                                                          ($ IN MILLIONS)

                                             2002                          2001
                                          ---------   ---------------------------------------------

                                           1ST QTR     4TH QTR      3RD QTR    2ND QTR      1ST QTR
                                          ---------   ---------   ---------   ---------   ---------

Salaries, benefits, and other personnel   $   444.3   $   448.9   $   418.2   $   432.8   $   410.4
Equipment                                      62.3        64.7        53.6        60.7        60.0
Net occupancy                                  54.8        53.6        52.2        53.5        53.5
Third-party services                           53.6        60.3        49.9        50.0        43.6
Card-related fees                              53.8        57.5        50.3        47.6        43.5
Intangibles amortization                        5.2        21.6        21.9        21.0        21.1
Telephone                                      21.4        21.1        21.3        20.9        21.3
Marketing and public relations                 26.1         7.1        23.6        24.1        16.5
Postage                                        18.8        18.2        17.1        18.9        18.5
Travel and entertainment                       14.1        15.9        14.1        14.0        13.6
Supplies                                       12.7        15.6        13.5        13.8        12.7
State and local taxes                          17.2        12.4        13.0        13.6        13.4
FDIC assessments                                2.4         2.5         2.5         2.4         2.4
OREO expense, net                               4.8         4.3         2.0         1.4          .7
All other                                      83.4        80.6        62.3        65.4        73.8
                                          ---------   ---------   ---------   ---------   ---------
 TOTAL NONINTEREST EXPENSE                $   874.9   $   884.3   $   815.5   $   840.1   $   805.0
                                          =========   =========   =========   =========   =========

Memo: FTE employees                          31,968      32,360      31,933      36,153      35,999

                                                                  2000
                                             ----------------------------------------------

                                               4TH QTR    3RD QTR      2ND QTR     1ST QTR
                                             ---------   ---------    ---------   ---------

Salaries, benefits, and other personnel      $   413.1   $   406.0    $   401.3   $   406.9
Equipment                                         58.0        56.0         57.8        57.7
Net occupancy                                     52.0        52.7         51.8        52.7
Third-party services                              52.6        51.2         48.5        45.1
Card-related fees                                 48.6        40.4         40.5        38.2
Intangibles amortization                          21.9        22.0         22.0        22.1
Telephone                                         22.1        20.5         18.4        20.3
Marketing and public relations                    18.8        18.8         23.4        22.7
Postage                                           17.1        18.2         18.7        17.6
Travel and entertainment                          16.0        14.8         15.1        13.6
Supplies                                          12.3        11.5         13.0        13.0
State and local taxes                             10.4        12.9          8.1         7.7
FDIC assessments                                   2.5         2.5          2.5         2.2
OREO expense, net                                   .2         (.1)          .1          .3
All other                                        108.8        57.9         63.9        39.0
                                             ---------   ---------    ---------   ---------
 TOTAL NONINTEREST EXPENSE                   $   854.4   $   785.3    $   785.1   $   759.1
                                             =========   =========    =========   =========

Memo: FTE employees                             36,097      36,766       37,704      37,458


                                                             Unaudited
                                                     National City Corporation
                                              LOAN LOSS ALLOWANCE AND NET CHARGE-OFFS
                                                          ($ in millions)


                                                  2002                            2001
                                               ---------     ----------------------------------------------

                                                1ST QTR      4TH QTR        3RD QTR      2ND QTR    1ST QTR
                                               ---------     ---------     ---------     -------    -------
LOAN LOSS ALLOWANCE
-------------------
Beginning loan loss allowance                  $   997.3     $ 1,008.4     $   989.9     $ 929.7    $ 928.6
Provision                                          188.6         209.0         160.0       152.9       83.4
Allowance related to loans acquired (sold or
   securitized)                                     (4.5)        (72.5)         (2.4)       --           .9
Net charge-offs:
  Commercial                                        98.4          57.0          68.4        33.2       24.4
  Real estate - commercial                           1.6           1.4           5.6         1.6        1.7
  Real estate - residential                         23.0          24.9          12.8        11.2        9.8
  Consumer                                          34.7          38.3          34.0        24.6       27.5
  Credit card                                       20.0          21.9          15.2        19.6       18.5
  Home equity                                        3.7           4.1           3.1         2.5        1.3
                                               ---------     ---------     ---------     -------    -------
Total net charge-offs                              181.4         147.6         139.1        92.7       83.2
                                               ---------     ---------     ---------     -------    -------
Ending loan loss allowance                     $ 1,000.0     $   997.3     $ 1,008.4     $ 989.9    $ 929.7
                                               =========     =========     =========     =======    =======


Memo:
Net charge-offs on securitized credit cards    $    17.7     $    13.4     $    12.8     $  14.3    $   9.7

Net charge-offs on managed credit cards*       $    31.7     $    29.1     $    21.7     $  30.3    $  24.3



NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (annualized)
-------------------------------
Commercial                                          1.53%          .84%          .99%        .48%       .37%
Real estate - commercial                             .09           .07           .33         .10        .10
Real estate - residential                            .62           .67           .36         .33        .29
Consumer                                            1.24          1.27          1.09         .80        .93
Credit card                                         4.56          3.95          2.75        3.67       3.55
Home equity                                          .25           .29           .23         .20        .11
                                               ---------     ---------     ---------     -------    -------
  TOTAL NET CHARGE-OFFS                             1.08%          .85%          .81%        .55%       .51%
                                               =========     =========     =========     =======    =======

Memo:
Securitized credit card                             5.51%         5.19%         4.95%       5.60%      4.48%

Managed credit card*                                5.81%         5.22%         3.88%       5.52%      4.43%


                                                                      2000
                                                 -------------------------------------------

                                                 4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                 -------     -------     -------     -------
LOAN LOSS ALLOWANCE
-------------------
Beginning loan loss allowance                    $ 945.5     $ 970.3     $ 970.6     $ 970.5
Provision                                           81.4        70.4        68.7        66.3
Allowance related to loans acquired (sold or
   securitized)                                    (17.1)      (25.0)        (.3)       --
Net charge-offs:
  Commercial                                        23.6        15.0        21.4        18.5
  Real estate - commercial                           1.2          .7         2.4        (1.4)
  Real estate - residential                          6.4         6.0         5.9         5.2
  Consumer                                          26.8        26.3        17.9        23.4
  Credit card                                       21.7        21.9        19.8        20.0
  Home equity                                        1.5          .3         1.3          .4
                                                 -------     -------     -------     -------
Total net charge-offs                               81.2        70.2        68.7        66.2
                                                 -------     -------     -------     -------
Ending loan loss allowance                       $ 928.6     $ 945.5     $ 970.3     $ 970.6
                                                 =======     =======     =======     =======


Memo:
Net charge-offs on securitized credit cards      $   6.7     $   2.5     $   3.2     $   4.4

Net charge-offs on managed credit cards*         $  24.9     $  20.3     $  19.9     $  21.2



NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (annualized)
-------------------------------
Commercial                                           .36%        .24%        .35%        .32%
Real estate - commercial                             .07         .04         .16        (.09)
Real estate - residential                            .20         .21         .21         .18
Consumer                                             .88         .86         .52         .65
Credit card                                         3.62        3.51        3.16        3.45
Home equity                                          .13         .03         .13         .04
                                                 -------     -------     -------     -------
  TOTAL NET CHARGE-OFFS                              .50%        .45%        .44%        .44%
                                                 =======     =======     =======     =======

Memo:
Securitized credit card                             3.89%       2.20%       4.00%       4.04%

Managed credit card*                                4.45%       3.77%       3.82%       4.11%




* Excludes certain personal and business lines of credit included in the credit card totals presented elsewhere in this document

                                                        NONPERFORMING ASSETS
                                                          ($ in millions)




                                                            2002                        2001
                                                          -------    ----------------------------------------

                                                          1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                          -------    -------    -------    -------    -------
NONPERFORMING ASSETS
--------------------
Commercial                                                $ 368.3    $ 364.2    $ 354.1    $ 266.3    $ 216.5
Real estate - commercial                                     53.3       63.9       56.1       56.1       57.1
Real estate - residential                                   228.4      165.9      176.6      134.3      130.4
                                                          -------    -------    -------    -------    -------
  Total nonperforming loans                                 650.0      594.0      586.8      456.7      404.0
Other real estate owned                                      65.6       64.3       62.1       52.0       43.1
                                                          -------    -------    -------    -------    -------
  TOTAL NONPERFORMING ASSETS                              $ 715.6    $ 658.3    $ 648.9    $ 508.7    $ 447.1
                                                          =======    =======    =======    =======    =======

LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
-----------------------
Commercial                                                $  67.9    $  57.9    $  70.9    $ 103.0    $  59.7
Real estate - commercial                                     30.9       29.6       35.5       19.5       21.1
Real estate - residential                                   381.3      396.9      380.0      307.0      300.7
Consumer                                                     21.0       27.9       22.6       19.9       20.0
Credit card                                                   7.8       12.4       11.1       10.2       11.6
Home Equity                                                  16.9       17.0       10.1        8.4       10.0
                                                          -------    -------    -------    -------    -------
  TOTAL LOANS 90+ DAYS PAST DUE                           $ 525.8    $ 541.7    $ 530.2    $ 468.0    $ 423.1
                                                          =======    =======    =======    =======    =======

NPAs to loans and OREO                                       1.05%       .97%       .94%       .75%       .67%
NPAs to total assets                                          .72        .62        .67        .54        .49
Loan loss allowance to nonperforming loans                 153.84     167.90     171.85     216.75     230.12
Loan loss allowance to loans                                 1.47       1.47       1.46       1.46       1.39
Loan loss allowance (eop) to annualized net charge-offs    135.90%    170.37%    182.63%    266.34%    275.62%




                                                                               2000
                                                            ----------------------------------------

                                                            4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                            -------    -------    -------    -------
NONPERFORMING ASSETS
--------------------
Commercial                                                  $ 183.2    $ 170.8    $ 155.5    $ 138.6
Real estate - commercial                                       67.0       69.3       75.5       76.2
Real estate - residential                                     118.8       97.5       82.7       76.0
                                                            -------    -------    -------    -------
  Total nonperforming loans                                   369.0      337.6      313.7      290.8
Other real estate owned                                        33.3       27.7       25.6       23.3
                                                            -------    -------    -------    -------
  TOTAL NONPERFORMING ASSETS                                $ 402.3    $ 365.3    $ 339.3    $ 314.1
                                                            =======    =======    =======    =======

LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
-----------------------
Commercial                                                  $  50.0    $  53.9    $  55.3    $  51.1
Real estate - commercial                                       22.6       18.6       13.2       20.8
Real estate - residential                                     229.6      198.3      141.9      139.1
Consumer                                                       25.8       26.4       22.2       22.7
Credit card                                                     6.1        6.6       10.4       11.7
Home Equity                                                     7.7        6.5        6.4        4.6
                                                            -------    -------    -------    -------
  TOTAL LOANS 90+ DAYS PAST DUE                             $ 341.8    $ 310.3    $ 249.4    $ 250.0
                                                            =======    =======    =======    =======

NPAs to loans and OREO                                          .61%       .57%       .55%       .51%
NPAs to total assets                                            .45        .43        .40        .36
Loan loss allowance to nonperforming loans                   251.65     280.07     309.31     333.77
Loan loss allowance to loans                                   1.42       1.49       1.58       1.57
Loan loss allowance (eop) to annualized net charge-offs      288.19%    339.40%    352.32%    365.85%

                                                             Unaudited
                                                     National City Corporation
                                         RETAIL SALES AND DISTRIBUTION PERFORMANCE MEASURES




                                                            2002                        2001
                                                          -------    ----------------------------------------

                                                          1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                          -------    -------    -------    -------    -------
DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Personal noninterest bearing checking                1,533.9    1,506.7    1,506.9    1,506.7    1,522.1
     Personal interest bearing checking                     629.9      615.5      605.0      590.9      577.8
     Personal money market savings                          406.3      392.2      389.0      383.9      375.7
     Personal regular savings                               978.4      992.6    1,022.7    1,047.3    1,068.6
                                                          -------    -------    -------    -------    -------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                 3,548.5    3,507.0    3,523.6    3,528.8    3,544.2
                                                          =======    =======    =======    =======    =======

Average acount size:
     Personal noninterest bearing checking                $ 1,838    $ 1,821    $ 1,837    $ 1,890    $ 1,845
     Personal interest bearing checking                     8,154      7,986      7,829      7,942      7,973
     Personal money market savings                         28,035     28,647     28,138     27,668     27,008
     Personal regular savings                               2,355      2,332      2,332      2,370      2,386
                                                          -------    -------    -------    -------    -------
          TOTAL AVERAGE ACCOUNT SIZE                      $ 6,069    $ 6,026    $ 5,889    $ 5,831    $ 5,638
                                                          =======    =======    =======    =======    =======

BUSINESS DEPOSITS:

Number of accounts (in thousands)                           261.5      258.3      257.2      257.8      257.5
Average account size                                      $20,209    $21,189    $20,427    $19,865    $19,332

TIME DEPOSITS:

Number of accounts (in thousands)                           995.2    1,000.1    1,025.3    1,055.8    1,080.3
Average account size                                      $14,781    $14,485    $14,351    $14,249    $14,175


LOAN PRODUCTION METRICS (# OF LOANS)

Home equity installment loan originations                  12,154     14,527     13,014     15,526      9,524
Revolving home equity loan originations                    26,672     27,088     23,968     27,450     19,937
                                                          -------    -------    -------    -------    -------
     TOTAL HOME EQUITY LOAN ORIGINATIONS*                  38,826     41,615     36,982     42,976     29,461
                                                           ======     ======     ======     ======     ======

CONFORMING MORTGAGE LOAN ORIGINATIONS**                    11,276     19,280     12,105     15,185      8,866



BANK BRANCHES

Traditional                                                   653        646        645        648        652
Limited service                                                20         27         28         74         74
In-store                                                       74         81         81         83         83
Bank express                                                  402        396        396        396        395
                                                          -------    -------    -------    -------    -------
    TOTAL BANK BRANCHES                                     1,149      1,150      1,150      1,201      1,204
                                                           ======     ======     ======     ======     ======

ATMS                                                        1,637      1,646      1,641      1,653      1,661

ONLINE BANKING CUSTOMERS                                  343,234    275,900    224,344    174,369    138,033



                                                                                2000
                                                              ----------------------------------------

                                                              4TH QTR    3RD QTR    2ND QTR   1ST QTR
                                                              -------    -------    -------    -------
DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Personal noninterest bearing checking                    1,544.7    1,586.9    1,588.0    1,594.7
     Personal interest bearing checking                         563.8      552.8      532.7      528.7
     Personal money market savings                              366.7      369.4      374.3      375.2
     Personal regular savings                                 1,085.8    1,119.9    1,148.3    1,170.2
                                                              -------    -------    -------    -------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                     3,561.0    3,629.0    3,643.3    3,668.8
                                                              =======    =======    =======    =======

Average acount size:
     Personal noninterest bearing checking                    $ 1,776    $ 1,801    $ 1,891    $ 1,827
     Personal interest bearing checking                         8,018      8,122      8,490      8,515
     Personal money market savings                             25,946     25,234     25,008     25,042
     Personal regular savings                                   2,437      2,519      2,613      2,629
                                                              -------    -------    -------    -------
          TOTAL AVERAGE ACCOUNT SIZE                          $ 5,430    $ 5,368    $ 5,455    $ 5,415
                                                              =======    =======    =======    =======

BUSINESS DEPOSITS:

Number of accounts (in thousands)                               256.7      262.6      264.8      267.4
Average account size                                          $20,370    $19,697    $19,818    $19,615

TIME DEPOSITS:

Number of accounts (in thousands)                             1,084.1    1,099.0    1,120.9    1,133.9
Average account size                                          $14,156    $13,835    $13,435    $13,017


LOAN PRODUCTION METRICS (# OF LOANS)

Home equity installment loan originations                      10,247     11,048     11,670      8,842
Revolving home equity loan originations                        20,029     18,505     23,888     17,058
                                                              -------    -------    -------    -------
     TOTAL HOME EQUITY LOAN ORIGINATIONS*                      30,276     29,553     35,558     25,900
                                                              =======    =======    =======    =======

CONFORMING MORTGAGE LOAN ORIGINATIONS**                         6,191      6,252      6,443      4,474



BANK BRANCHES

Traditional                                                       654        693        763        833
Limited service                                                    75         74         76         77
In-store                                                           83         85         92         92
Bank express                                                      395        355        290        233
                                                              -------    -------    -------    -------
    TOTAL BANK BRANCHES                                         1,207      1,207      1,221      1,235
                                                               ======     ======     ======     ======

ATMS                                                            1,670      1,692      1,729      1,743

ONLINE BANKING CUSTOMERS                                      108,142     85,344     56,195     28,499


*   Excludes National Home Equity loans generated by Consumer Finance
** Represents only those loans originated by Retail Sales and Distribution. Does not include loans originated by National City Mortgage Co. A portion of these loans are sold in the secondary market through National City Mortgage Co. - see affiliate bank originations in the Mortgage Banking section on page 9.





                                                            TRUST ASSETS
                                                          ($ in millions)


                                                            2002                       2001
                                                          -------    ----------------------------------------

                                                          1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                          -------    -------    -------    -------    -------
TRUST ASSETS

Managed assets *                                          $60,644    $61,032    $57,404    $59,778    $56,936
Non-managed assets                                         82,688     81,650     77,686     81,878     79,725
                                                         --------   --------   --------   --------   --------
  TOTAL ASSETS UNDER ADMINISTRATION                      $143,332   $142,682   $135,090   $141,656   $136,661
                                                         ========   ========   ========   ========   ========

PROPRIETARY MUTUAL FUND ASSETS                            $17,781    $18,489    $16,417    $16,868    $16,443
                                                         ========   ========   ========   ========   ========



                                                                              2000
                                                            ----------------------------------------

                                                            4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                            -------    -------    -------    -------
TRUST ASSETS

Managed assets *                                             $60,878   $ 59,311   $ 59,814   $ 59,243
Non-managed assets                                            84,995     87,121     86,582     82,998
                                                            --------   --------   --------   --------
  TOTAL ASSETS UNDER ADMINISTRATION                         $145,873   $146,432   $146,396   $142,241
                                                            ========   ========   ========   ========

PROPRIETARY MUTUAL FUND ASSETS                              $ 16,852   $ 16,204   $ 16,212   $ 16,600
                                                            ========   ========   ========   ========


*  Includes proprietary mutual fund assets

                                                             Unaudited
                                                     National City Corporation
                                                          MORTGAGE BANKING
                                                          ($ in millions)








                                                                2002                              2001
                                                             ---------     ------------------------------------------------

                                                              1ST QTR       4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                             ---------     ---------     --------     --------     --------
REVENUE COMPONENTS

Servicing:
    Net servicing fees                                       $    88.3     $    78.8     $   69.9     $   61.3     $   60.8
    Amortization of mortgage servicing assets                    (69.1)        (60.9)       (50.3)       (45.2)       (40.2)
    Mortgage servicing asset impairment (charge) recovery         13.0         (36.0)       (33.0)       (24.4)      (198.3)
    Servicing asset ineffective hedge and other derivative
       gains (losses), net                                        23.5          60.4         51.6         (4.9)       221.4
    Gains on sales of servicing rights                            --            --           --           --            3.0
Conforming origination and sales revenue                         125.7          91.6         84.6         98.5         78.1
Gain on sale of ARM loans                                         --            --           --           --           --
Other                                                             --            --           --           --           --
                                                             ---------     ---------     --------     --------     --------
    Total conforming revenue                                     181.4         133.9        122.8         85.3        124.8
Nonconforming origination and sales revenue                       13.8          26.3          3.0         29.6          (.4)
                                                             ---------     ---------     --------     --------     --------
   TOTAL MORTGAGE BANKING REVENUE                            $   195.2     $   160.2     $  125.8     $  114.9     $  124.4
                                                             =========     =========     ========     ========     ========

PRODUCTION DATA

Conforming originations:
     Retail                                                  $   4,919     $   7,328     $  4,966     $  5,236     $  3,700
     Wholesale                                                   8,140        10,592        6,508        6,952        4,248
     Affiliate banks                                             1,330         2,408        1,382        1,734          989
                                                             ---------     ---------     --------     --------     --------
     Total conforming originations                              14,389        20,328       12,856       13,922        8,937
Nonconforming originations (First Franklin)                        626           466          803          655          541
                                                             ---------     ---------     --------     --------     --------
   TOTAL LOANS ORIGINATED FOR SALE                           $  15,015     $  20,794     $ 13,659     $ 14,577     $  9,478
                                                             =========     =========     ========     ========     ========

PERCENTAGE OF CONFORMING ORIGINATIONS
   REPRESENTED BY:
       Refinances                                                   62%           60%          43%          47%          49%
       Government loans                                             18%           16%          21%          21%          24%
       Adjustable-rate loans                                         8%            6%           7%           4%           3%

Conforming sales to secondary market                         $  16,989     $  12,152     $ 12,378     $ 10,374     $  6,105
Nonconforming whole loan sales                                     635           890          225          852          103
                                                             ---------     ---------     --------     --------     --------
   TOTAL MORTGAGE LOAN SALES                                 $  17,624     $  13,042     $ 12,603     $ 11,226     $  6,208
                                                             =========     =========     ========     ========     ========

MEMO:  Total First Franklin nonconforming
                  loan originations                          $   2,009     $   1,848     $  1,900     $  1,538     $  1,015

SERVICING  DATA

Servicing portfolio (UPB):

   Conventional                                              $  54,223     $  46,194
   Government                                                   19,242        17,988
   Jumbo and other                                              11,741         9,748
                                                              --------     ---------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES               85,206        73,930       70,148       62,246       57,102
  Conforming mortgage loans held for sale in warehouse*          8,590         9,566        4,754        4,151        3,131
                                                             ---------     ---------     --------     --------     --------
  TOTAL MORTGAGE LOANS SERVICED                              $  93,796     $  83,496     $ 74,902     $ 66,397     $ 60,233
                                                             =========     =========     ========     ========     ========

Servicing portfolio metrics**:
   Conventional:
       Number of loans                                         458,132       411,846
       Average loan size                                     $ 113,618     $ 107,348
       Weighted-average note rate                                 7.03%         7.19%
       Weighted-average servicing fee                           33 bps        32 bps
       Weighted-average age in months                               22            25
       Default rate                                               2.57%         3.03%

   Government:
       Number of loans                                         191,970       184,037
       Average loan size                                     $ 100,233     $  97,741
       Weighted-average note rate                                 7.31%         7.47%
       Weighted-average servicing fee                           50 bps        50 bps
       Weighted-average age in months                               22            23
       Default rate                                               9.84%        12.21%

   Jumbo and other:
       Number of loans                                          48,960        43,837
       Average loan size                                     $ 256,096     $ 228,454
       Weighted-average note rate                                 7.20%         7.44%
       Weighted-average servicing fee                           26 bps        26 bps
       Weighted-average age in months                               15            17
       Default rate                                               3.48%         3.90%

    Total Portfolio:
       Number of loans                                         699,062       639,720
       Average loan size                                     $ 118,781     $ 112,466
       Weighted-average note rate                                 7.12%         7.29%
       Weighted-average servicing fee                           36 bps        36 bps
       Weighted-average age in months                               21            23
       Default rate                                              4.38%          5.44%

MORTGAGE SERVICING ASSETS:
  Carrying value at beginning of period                      $ 1,135.7     $   817.6     $1,007.4     $  863.9     $  999.7
  Additions                                                      294.9         177.3        175.1        178.6        102.7
  Amortization                                                   (69.1)        (60.9)       (50.3)       (45.2)       (40.2)
  SFAS 133 basis adjustment                                       (6.0)        240.7       (279.6)        36.1         --
  SFAS 140 impairment (charge) recovery                           13.0         (36.0)       (33.0)       (24.4)      (198.3)
  Sales                                                           (4.6)         (3.0)        (2.0)        (1.6)        --
  Other                                                           --            --           --           --           --
                                                             ---------     ---------     --------     --------     --------


  CARRYING VALUE AT END OF PERIOD                            $ 1,363.9     $ 1,135.7     $  817.6     $1,007.4     $  863.9
                                                             =========     =========     ========     ========     ========





                                                                                       2000
                                                                 -----------------------------------------------

                                                                  4TH QTR      3RD QTR      2ND QTR     1ST QTR
                                                                 --------     --------     --------     --------
REVENUE COMPONENTS

Servicing:
    Net servicing fees                                           $   54.6     $   52.7     $   49.2     $   47.7
    Amortization of mortgage servicing assets                       (35.2)       (32.4)       (29.0)       (26.7)
    Mortgage servicing asset impairment (charge) recovery            --           --           --           --
    Servicing asset ineffective hedge and other derivative
       gains (losses), net                                           --           --           --           --
    Gains on sales of servicing rights                               --             .2         13.6         --
Conforming origination and sales revenue                             89.0         83.5         79.4         68.4
Gain on sale of ARM loans                                            --           --           10.6         --
Other                                                                (6.6)          .1          2.1          5.2
                                                                 --------     --------     --------     --------
    Total conforming revenue                                        101.8        104.1        125.9         94.6
Nonconforming origination and sales revenue                           7.8          6.4         21.7         16.7
                                                                 --------     --------     --------     --------
   TOTAL MORTGAGE BANKING REVENUE                                $  109.6     $  110.5     $  147.6     $  111.3
                                                                 ========     ========     ========     ========

PRODUCTION DATA

Conforming originations:
     Retail                                                      $  2,535     $  2,681     $  2,640     $  1,805
     Wholesale                                                      2,690        2,454        2,249        1,654
     Affiliate banks                                                  577          512          532          351
                                                                 --------     --------     --------     --------
     Total conforming originations                                  5,802        5,647        5,421        3,810
Nonconforming originations (First Franklin)                           212          316          629          481
                                                                 --------     --------     --------     --------
   TOTAL LOANS ORIGINATED FOR SALE                               $  6,014     $  5,963     $  6,050     $  4,291
                                                                 ========     ========     ========     ========

PERCENTAGE OF CONFORMING ORIGINATIONS
   REPRESENTED BY:
       Refinances                                                      26%          17%          17%          19%
       Government loans                                                26%          30%          33%          31%
       Adjustable-rate loans                                            3%           8%          16%          16%

Conforming sales to secondary market                             $  5,137     $  5,721     $  3,741     $  3,782
Nonconforming whole loan sales                                        356          299          669          672
                                                                 --------     --------     --------     --------
   TOTAL MORTGAGE LOAN SALES                                     $  5,493     $  6,020     $  4,410     $  4,454
                                                                 ========     ========     ========     ========

MEMO:  Total First Franklin nonconforming
                  loan originations                              $  1,025     $  1,187     $  1,204     $  1,063

SERVICING  DATA

Servicing portfolio (UPB):

   Conventional
   Government
   Jumbo and other

  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES                  54,826       51,277       49,344       47,071
  Conforming mortgage loans held for sale in warehouse*             2,313        1,940        1,993        1,310
                                                                 --------     --------     --------     --------
  TOTAL MORTGAGE LOANS SERVICED                                  $ 57,139     $ 53,217     $ 51,337     $ 48,381
                                                                 ========     ========     ========     ========

Servicing portfolio metrics**:
   Conventional:
       Number of loans
       Average loan size
       Weighted-average note rate
       Weighted-average servicing fee
       Weighted-average age in months
       Default rate

   Government:
       Number of loans
       Average loan size
       Weighted-average note rate
       Weighted-average servicing fee
       Weighted-average age in months
       Default rate

   Jumbo and other:
       Number of loans
       Average loan size
       Weighted-average note rate
       Weighted-average servicing fee
       Weighted-average age in months
       Default rate

    Total Portfolio:
       Number of loans
       Average loan size
       Weighted-average note rate
       Weighted-average servicing fee
       Weighted-average age in months
       Default rate

MORTGAGE SERVICING ASSETS:
  Carrying value at beginning of period                          $  976.4     $  948.7     $  876.6     $  785.0
  Additions                                                          89.6         93.2         86.7         60.4
  Amortization                                                      (35.2)       (32.4)       (29.0)       (26.7)
  SFAS 133 basis adjustment                                          --           --           --           --
  SFAS 140 impairment (charge) recovery                              --           --           --           --
  Sales                                                              --          (29.0)         (.1)        --
  Other                                                             (31.1)        (4.1)        14.5         57.9
                                                                 --------     --------     --------     --------

  CARRYING VALUE AT END OF PERIOD                                $  999.7     $  976.4     $  948.7     $  876.6
                                                                 ========     ========     ========     ========

* Represents only those loans set up on loan system (i.e. - excludes work-in-process)
** Represents metrics only for third party serviced loans for which a related servicing asset exists

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)
--------------------------------------------------------------------------------

                                                    2002                                     2001
                                              -----------------      -----------------------------------------------------------
                                                   1ST QTR                4TH QTR        3RD QTR         2ND QTR         1ST QTR
                                              -----------------      -----------------------------------------------------------
RETAIL SALES AND DISTRIBUTION
-----------------------------

Net interest income (TE)                              $381,304           $400,146      $387,572        $385,350        $378,490
Provision for loan losses                               23,021             23,563        20,994          14,667          12,113
                                              -----------------      -----------------------------------------------------------
Net interest income after provision                    358,283            376,583       366,578         370,683         366,377
Noninterest income                                     154,114            156,412       151,658         147,774         136,480
Noninterest expense                                    290,641            315,973       293,917         286,135         278,414
                                              -----------------      -----------------------------------------------------------
Income before taxes                                    221,756            217,022       224,319         232,322         224,443
Income tax expense and TE adjustment                    87,372             81,383        84,120          87,121          84,166
                                              -----------------      -----------------------------------------------------------
Net income                                            $134,384           $135,639      $140,199        $145,201        $140,277
                                              -----------------      -----------------------------------------------------------
Average assets (in millions)                           $17,690            $17,509       $17,263         $17,071         $16,683

WHOLESALE BANKING
-----------------

Net interest income (TE)                              $246,274           $256,721      $259,961        $253,903        $243,284
Provision for loan losses                               94,004             55,355        98,860          38,771          25,020
                                              -----------------      -----------------------------------------------------------
Net interest income after provision                    152,270            201,366       161,101         215,132         218,264
Noninterest income                                      72,357             74,826        78,859          78,604          70,969
Noninterest expense                                    123,321            127,000       124,163         128,339         121,733
                                              -----------------      -----------------------------------------------------------
Income before taxes                                    101,306            149,192       115,797         165,397         167,500
Income tax expense and TE adjustment                    39,587             55,723        43,174          61,634          62,587
                                              -----------------      -----------------------------------------------------------
Net income                                             $61,719            $93,469       $72,623        $103,763        $104,913
                                              -----------------      -----------------------------------------------------------
NON-CORE ITEMS (PRETAX)
Venture capital gains (losses)                         ($1,907)           ($3,841)      ($5,756)         $7,340            $401
                                              -----------------      -----------------------------------------------------------
Total                                                  ($1,907)           ($3,841)      ($5,756)         $7,340            $401
                                              -----------------      -----------------------------------------------------------
NON-CORE ITEMS (AFTER TAX)
Venture capital gains (losses)                         ($1,239)           ($2,497)      ($3,741)         $4,771            $261
                                              -----------------      -----------------------------------------------------------
Total                                                  ($1,239)           ($2,497)      ($3,741)         $4,771            $261
                                              -----------------      -----------------------------------------------------------
Average assets (in millions)                           $31,471            $32,127       $32,189         $31,763         $31,186

CONSUMER FINANCE
----------------

Net interest income (TE)                              $237,061           $214,712      $202,165        $186,627        $181,735
Provision for loan losses                               79,176            141,286        52,007         111,314          55,168
                                              -----------------      -----------------------------------------------------------
Net interest income after provision                    157,885             73,426       150,158          75,313         126,567
Noninterest income                                      33,701             47,684        29,190          51,704          20,994
Noninterest expense                                    115,391            121,133        96,665         112,106         120,120
                                              -----------------      -----------------------------------------------------------
Income before taxes                                     76,195                (23)       82,683          14,911          27,441
Income tax expense (benefit) and TE adjustment          30,021                 (8)       31,006           5,592          10,290
                                              -----------------      -----------------------------------------------------------
Net income (loss)                                      $46,174               ($15)      $51,677          $9,319         $17,151
                                              -----------------      -----------------------------------------------------------
NON-CORE ITEMS (PRETAX)
Auto lease residual charge                            ($13,170)          ($13,398)      ($2,353)       ($18,132)       ($33,500)
Altegra loan loss provision                                  -            (13,096)            -         (55,000)              -
                                              -----------------      -----------------------------------------------------------
Total                                                 ($13,170)          ($26,494)      ($2,353)       ($73,132)       ($33,500)
                                              -----------------      -----------------------------------------------------------
NON-CORE ITEMS (AFTER TAX)
Auto lease residual charge                             ($8,561)           ($8,709)      ($1,529)       ($11,786)       ($21,775)
Altegra loan loss provision                                  -             (8,512)            -         (35,750)              -
                                              -----------------      -----------------------------------------------------------
Total                                                  ($8,561)          ($17,221)      ($1,529)       ($47,536)       ($21,775)
                                              -----------------      -----------------------------------------------------------
Average assets (in millions)                           $23,416            $22,028       $21,279         $20,647         $20,197


                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)
--------------------------------------------------------------------------------

                                                    2002                                     2001
                                              -----------------      -----------------------------------------------------------
                                                   1ST QTR                4TH QTR        3RD QTR         2ND QTR         1ST QTR
                                              -----------------      -----------------------------------------------------------
ASSET MANAGEMENT
----------------

Net interest income (TE)                               $25,301            $28,284       $27,203         $27,385         $28,848
Provision for loan losses                                1,509              1,925           592           2,188             524
                                              -----------------      -----------------------------------------------------------
Net interest income after provision                     23,792             26,359        26,611          25,197          28,324
Noninterest income                                     104,950             97,332       101,954         111,591         106,611
Noninterest expense                                     84,400             87,798        83,466          83,931          85,358
                                              -----------------      -----------------------------------------------------------
Income before taxes                                     44,342             35,893        45,099          52,857          49,577
Income tax expense and TE adjustment                    17,347             13,364        16,919          19,791          18,551
                                              -----------------      -----------------------------------------------------------
Net income                                             $26,995            $22,529       $28,180         $33,066         $31,026
                                              -----------------      -----------------------------------------------------------
Average assets (in millions)                            $3,024             $2,883        $2,749          $2,692          $2,672

NATIONAL CITY MORTGAGE
----------------------

Net interest income (TE)                              $150,715           $120,745       $79,032         $44,276         $12,960
Provision for loan losses                                    -                  -             -               -               -
                                              -----------------      -----------------------------------------------------------
Net interest income after provision                    150,715            120,745        79,032          44,276          12,960
Noninterest income                                     135,484            119,139        96,208          79,379         120,568
Noninterest expense                                    125,410            125,071        97,170          78,622          86,113
                                              -----------------      -----------------------------------------------------------

Income before taxes                                    160,789            114,813        78,070          45,033          47,415
Income tax expense and TE adjustment                    59,523             42,614        29,007          16,731          17,602
                                              -----------------      -----------------------------------------------------------
Net income                                            $101,266            $72,199       $49,063         $28,302         $29,813
                                              -----------------      -----------------------------------------------------------
Average assets (in millions)                           $15,114            $12,828        $9,893          $8,418          $4,778

NATIONAL PROCESSING
-------------------

Net interest income (TE)                                $1,190             $1,593        $1,351          $1,948          $2,360
Provision for loan losses                                    -                  -             -               -               -
                                              -----------------      -----------------------------------------------------------
Net interest income after provision                      1,190              1,593         1,351           1,948           2,360
Noninterest income                                     109,777            122,256       120,373         115,821         106,916
Noninterest expense                                     91,503             95,091        97,345         101,123          90,624
                                              -----------------      -----------------------------------------------------------
Income before taxes                                     19,464             28,758        24,379          16,646          18,652
Income tax expense and TE adjustment                     7,416             10,589         9,345           8,728           7,113
                                              -----------------      -----------------------------------------------------------
Net income                                             $12,048            $18,169       $15,034          $7,918         $11,539
                                              -----------------      -----------------------------------------------------------
NON-CORE ITEMS (PRETAX)
Recovery (loss) on divestiture                               -             $3,000             -         ($6,250)              -
                                              -----------------      -----------------------------------------------------------
Total                                                        -             $3,000             -         ($6,250)              -
                                              -----------------      -----------------------------------------------------------
NON-CORE ITEMS (AFTER TAX)
Recovery (loss) on divestiture                               -             $1,900             -         ($6,150)              -
                                              -----------------      -----------------------------------------------------------
Total                                                        -             $1,900             -         ($6,150)              -
                                              -----------------      -----------------------------------------------------------
Average assets (in millions)                              $438               $401          $420            $400            $415

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)
--------------------------------------------------------------------------------

                                                    2002                                     2001
                                              -----------------      -----------------------------------------------------------
                                                   1ST QTR                4TH QTR        3RD QTR         2ND QTR         1ST QTR
                                              -----------------      -----------------------------------------------------------
PARENT AND OTHER
----------------

Net interest expense (TE)                             ($36,495)          ($69,500)     ($51,974)       ($64,533)       ($68,449)
Benefit related to loan losses                          (9,070)           (13,129)      (12,453)        (14,017)         (9,453)
                                              -----------------      -----------------------------------------------------------
Net interest expense after provision                   (27,425)           (56,371)      (39,521)        (50,516)        (58,996)
Noninterest income                                     134,010             56,168        40,243         113,978         124,132
Noninterest expense                                     44,223             12,249        22,736          49,846          22,635
                                              -----------------      -----------------------------------------------------------
Income (loss) before taxes                              62,362            (12,452)      (22,014)         13,616          42,501
Income tax expense (benefit) and TE adjustment          (1,183)           (17,047)      (21,856)         (8,317)         41,817
                                              -----------------      -----------------------------------------------------------
Net income (loss)                                      $63,545             $4,595         ($158)        $21,933            $684
                                              -----------------      -----------------------------------------------------------
NON-CORE ITEMS (PRETAX)
COLI tax charge                                              -                  -             -               -        ($40,000)
Gain on sale of NAMCO preferred shares                       -                  -             -         $88,775               -
Minority interest related to NPI (recovery)
    loss on divestiture                                      -              ($273)            -             831               -
Bank stock fund gains                                  $48,427                  -       $21,099          17,397          84,861
                                              -----------------      -----------------------------------------------------------
Total                                                  $48,427              ($273)      $21,099        $107,003         $44,861
                                              -----------------      -----------------------------------------------------------
NON-CORE ITEMS (AFTER TAX)
COLI tax charge                                              -                  -             -               -        ($40,000)
Gain on sale of NAMCO preferred shares                       -                  -             -         $57,704               -
Minority interest related to NPI (recovery)
    loss on divestiture                                      -              ($273)            -             831               -
Bank stock fund gains                                  $31,478                  -       $13,715          11,309          55,159
                                              -----------------      -----------------------------------------------------------
Total                                                  $31,478              ($273)      $13,715         $69,844         $15,159
                                              -----------------      -----------------------------------------------------------
Average assets (in millions)                           $10,955            $10,652       $10,540         $10,945         $11,680

CONSOLIDATED
------------

Net interest income (TE)                            $1,005,350           $952,701      $905,310        $834,956        $779,228
Provision for loan losses                              188,640            209,000       160,000         152,923          83,372
                                              -----------------      -----------------------------------------------------------
Net interest income after provision                    816,710            743,701       745,310         682,033         695,856
Noninterest income                                     744,393            673,817       618,485         698,851         686,670
Noninterest expense                                    874,889            884,315       815,462         840,102         804,997
                                              -----------------      -----------------------------------------------------------
Income before taxes                                    686,214            533,203       548,333         540,782         577,529
Income tax expense and TE adjustment                   240,083            186,618       191,715         191,280         242,126
                                              -----------------      -----------------------------------------------------------
Net income                                            $446,131           $346,585      $356,618        $349,502        $335,403
                                              -----------------      -----------------------------------------------------------
NON-CORE ITEMS (PRETAX)
Auto lease residual charge                            ($13,170)          ($13,398)      ($2,353)       ($18,132)       ($33,500)
COLI tax charge                                              -                  -             -               -         (40,000)
Venture capital gains (losses)                          (1,907)            (3,841)       (5,756)          7,340             401
Altegra loan loss provision                                  -            (13,096)            -         (55,000)              -
Gain on sale of NAMCO preferred shares                       -                  -             -          88,775               -
NPI (loss) recovery on divestiture, net                      -              2,727             -          (5,419)              -
Bank stock fund gains                                   48,427                  -        21,099          17,397          84,861
                                              -----------------      -----------------------------------------------------------
Total                                                  $33,350           ($27,608)      $12,990         $34,961         $11,762
                                              -----------------      -----------------------------------------------------------
NON-CORE ITEMS (AFTER TAX)
Auto lease residual charge                             ($8,561)           ($8,709)      ($1,529)       ($11,786)       ($21,775)
COLI tax charge                                              -                  -             -               -         (40,000)
Venture capital gains (losses)                          (1,239)            (2,497)       (3,741)          4,771             261
Altegra loan loss provision                                  -             (8,512)            -         (35,750)              -
Gain on sale of NAMCO preferred shares                       -                  -             -          57,704               -
NPI (loss) recovery on divestiture, net                      -              1,627             -          (5,319)              -
Bank stock fund gains                                   31,478                  -        13,715          11,309          55,159
                                              -----------------      -----------------------------------------------------------
Total                                                  $21,678           ($18,091)       $8,445         $20,929         ($6,355)
                                              -----------------      -----------------------------------------------------------
Net income - excluding non-core items                 $424,453           $364,676      $348,173        $328,573        $341,758
                                              -----------------      -----------------------------------------------------------
Average assets (in millions)                          $102,108            $98,428       $94,333         $91,936         $87,611

                                                                         Annex B


                             NATIONAL CITY LOGO (R)




                               FIRST QUARTER 2002

                            INVESTOR CONFERENCE CALL




                                                         NATIONAL CITY LOGO (R)
                                                        ------------------------
                                                            nationalcity.com

FORWARD-LOOKING STATEMENTS

The conference call and discussion including related questions and answers may contain certain forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) including those referencing any future financial performance that are based on the beliefs of National City's management as well as assumptions made by and information currently available to National City's management. Such statements reflect the view of National City's management as of the date of preparation of this presentation. Such forward-looking statements involve significant risks and uncertainties, including changes in general economic and financial market conditions, and the Corporation's ability to execute its business plans. Other factors that could cause or contribute to such differences are changes in competitive conditions and consolidation in the financial services industry. Although National City believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.



                                                         NATIONAL CITY LOGO (R)
                                                        ------------------------
                                                            nationalcity.com

TEN LARGEST NPAS
AS OF MARCH 31, 2002

$000s
                                                          Amount        %
Industry                   Classification               Outstanding  Total NPAs
--------                   --------------               -----------  ----------

Healthcare                 Non Residential Real Estate    $13,297      1.9%
Construction Materials     Commercial                      11,201      1.6%
Manufacturing/Textiles     Commercial                      10,105      1.4%
Manufacturing/Telecomm.    Commercial                       9,697      1.4%
Manufacturing/Textiles     Commercial                       9,436      1.3%
Transportation             Commercial                       8,910      1.2%
Manufacturing/Trans.       Commercial                       8,666      1.2%
Manufacturing/Auto         Commercial                       8,642      1.2%
Manufacturing/Auto         Commercial                       8,384      1.2%
Distributor                Commercial                       8,145      1.1%
                                                          -------    ------
                                                          $96,483     13.5%
Total Nonperforming Assets                               $715,619    100.0% 105
                                                                            bps*



*As a percentage of period-end loans and other real estate owned



                                                         NATIONAL CITY LOGO (R)
                                                        ------------------------
                                                            nationalcity.com

NPAS BY CATEGORY
AS OF MARCH 31, 2002


                                  [PIE CHART]


Real Estate Residential         31.9%

Real Estate Construction         1.8%

Non Residential Real Estate      7.4%

Commercial                      49.7%

OREO                             9.2%

Total $715.6 million



                                                         NATIONAL CITY LOGO (R)
                                                        ------------------------
                                                            nationalcity.com

                             NATIONAL CITY LOGO (R)









                                                         NATIONAL CITY LOGO (R)
                                                        ------------------------
                                                            nationalcity.com